UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.      )

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☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

NPS PHARMACEUTICALS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NPS PHARMACEUTICALS, INC.

420 Chipeta Way

Salt Lake City, Utah 84108-1256

NOTICE OF 2003 ANNUAL MEETING OF STOCKHOLDERS

August 21, 2003 at 3:00 p.m. (Mountain time)

at the

University Park Marriott

500 Wakara Way

Salt Lake City, Utah 84108

TO THE STOCKHOLDERS OF NPS PHARMACEUTICALS, INC.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of NPS Pharmaceuticals, Inc., a Delaware corporation, will be held on Thursday, August 21, 2003, at 3:00 p.m., local time, at the University Park Marriott, 500 S. Wakara Way, Salt Lake City, Utah for the purposes of considering and acting on the following:

1.	To elect nine members to the Board of Directors.
2.	To amend the Company’s Certificate of Incorporation to increase the authorized number of shares of common stock from 45,000,000 to 105,000,000 shares.
3.	To increase by 1,600,000 shares the aggregate number of shares of common stock for which options may be granted under the Company’s 1998 Stock Option Plan.
4.	To increase by 75,000 shares the aggregate number of shares of common stock for which options may be granted under the Company’s 1994 Employee Stock Purchase Plan and to extend the termination date of the plan to January 6, 2009.
5.	To ratify the selection of KPMG LLP as independent auditors of the Company for its fiscal year ending December 31, 2003.
6.	To transact such other business as may properly come before the meeting or any adjournment thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

The Board of Directors has fixed the close of business on July 21, 2003, as the record date for the determination of stockholders entitled to notice of and to vote at this Annual Meeting of Stockholders and at any adjournment thereof.

By Order of the Board of Directors

James U. Jensen

Secretary

Salt Lake City, Utah

July 25, 2003

ALL STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN, AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE IN ORDER TO ENSURE YOUR REPRESENTATION AT THE MEETING. A RETURN ENVELOPE (WHICH IS POSTAGE PREPAID IF MAILED IN THE UNITED STATES) IS ENCLOSED FOR THAT PURPOSE. YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK, OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE MEETING, YOU MUST OBTAIN FROM THE RECORD HOLDER A PROXY ISSUED IN YOUR NAME.

NPS PHARMACEUTICALS, INC.

420 Chipeta Way

Salt Lake City, Utah 84108-1256

PROXY STATEMENT

for the

Annual Meeting of Stockholders

(August 21, 2003)

INFORMATION CONCERNING SOLICITATION AND VOTING

General

The enclosed proxy is solicited on behalf of the Board of Directors (the “Board of Directors” or the “Board”) of NPS Pharmaceuticals, Inc., a Delaware corporation (“NPS” or the “Company”), for use at the Annual Meeting of Stockholders to be held on August 21, 2003, at 3:00 p.m., Mountain Daylight Time and at any adjournment thereof (the “Annual Meeting”), for the purposes set forth herein and in the accompanying Notice of Annual Meeting. The Annual Meeting will be held at the University Park Marriott, 500 S. Wakara Way, Salt Lake City, Utah 84108.

Solicitation

The Company will bear the entire cost of solicitation of proxies including preparation, assembly, printing, and mailing of this Proxy Statement, the proxy card, and any additional information furnished to stockholders. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries, and custodians holding in their names shares of NPS common stock, beneficially owned by others to forward to such beneficial owners. The Company may reimburse persons representing beneficial owners of common stock for their costs of forwarding solicitation materials to such beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, telegram, or personal solicitation by directors, officers, or other regular employees of the Company. No additional compensation will be paid to directors, officers, or other regular employees for such services.

The Company intends to mail this Proxy Statement and accompanying proxy card on or about July 25, 2003, to all stockholders entitled to vote at the Annual Meeting.

Voting Rights and Outstanding Shares

July 21, 2003 is the record date for determining those holders of NPS common stock entitled to notice of and to vote at the Annual Meeting. On the record date, the Company had outstanding and entitled to vote 36,750,909 shares of common stock. Each holder of the Company’s common stock is entitled to one vote for each share held as of the record date on all matters to be voted upon at the Annual Meeting. Holders of common stock are referred to herein as “Stockholders.”

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if at least a majority of the outstanding shares are represented at the Annual Meeting. All votes will be tabulated by the Inspector of Elections appointed for the Annual Meeting, who will separately tabulate affirmative and negative votes, abstentions, and broker non-votes. Abstentions shall be counted as shares present and entitled to vote at the Annual Meeting. Broker non-votes are counted toward a quorum, but are not counted for any purpose in determining whether a matter has been approved.

Revocability of Proxies

Any stockholder giving a proxy pursuant to this solicitation has the power to revoke it at any time before it is voted. It may be revoked by filing with the Secretary of the Company before the Annual Meeting, at the Company’s headquarters, 420 Chipeta Way, Salt Lake City, Utah 84108-1256, a written notice of revocation or a duly executed proxy bearing a later date, or it may be revoked by attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not, by itself, revoke a proxy.

Stockholder Proposals

No stockholder proposals were submitted and none are included for consideration at this Annual Meeting of Stockholders. Stockholder proposals to be presented at the Company’s 2004 annual meeting of stockholders and considered for inclusion in the proxy statement and form of proxy relating to such meeting must be received by the Company not later than December 31, 2003. In order to be timely, stockholder proposals and director nominations intended to be presented at the Company’s 2004 annual meeting, but not included in the proxy statement for the meeting, must be received by the Company no earlier than February 23, 2004 and no later than March 25, 2004.

PROPOSAL 1

ELECTION OF DIRECTORS

The Company’s Amended and Restated Certificate of Incorporation and the Amended and Restated Bylaws provide that directors are to be elected at the Annual Meeting to serve for a term of one year and until their respective successors are duly elected and qualified or until their respective death, resignation, or removal. Vacancies on the Board resulting from death, resignation, disqualification, removal, or other causes and any newly created directorships resulting from any increase in the number of directors may be filled by the affirmative vote of a majority of the directors then in office, unless the Board of Directors determines by resolution that any such vacancy shall be filled by the stockholders. A director elected by the Board to fill a vacancy (including a vacancy created by an increase in the Board of Directors) shall serve for the remainder of the full term of the director for which the vacancy was created or occurred and until such director’s successor is elected and qualified.

Directors are elected by a plurality of the votes present in person or represented by proxy and entitled to vote at the Annual Meeting. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the ten nominees below. Abstentions will be counted as a vote against the proposal. In the event that any nominee should be unavailable for election as a result of an unexpected occurrence, such shares will be voted for the election of such substitute nominee as the Board may propose.

Pursuant to the Company’s Amended and Restated Certificate of Incorporation and the Amended and Restated Bylaws, the number of directors which constitute the whole Board of Directors is to be fixed by one or more resolutions adopted by the Board of Directors. Effective on the conclusion of the Annual Meeting, the Board has reduced the number of directors which constitute the whole Board of Directors from ten to nine directors. Each of the nine nominees is currently a director of the Company, and each nominee has agreed to serve if elected. Mr. Rygiel, who has served on the Company’s Board of Directors since December 1999, is not standing for re-election. The Board has no reason to believe that any nominee will be unable to serve. If, and when elected at the Annual Meeting, each of the nominees is expected to serve until the 2004 Annual Meeting of Stockholders and until such elected nominee’s successor is duly elected and qualified, or until such elected nominee’s earlier death, resignation, or removal.

Set forth below, in alphabetical order, is biographical information for each person nominated to serve on the Company’s Board of Directors.

NOMINEES FOR ELECTION

Santo J. Costa, J.D. has served as a director since 1995. Mr. Costa has served as a member of the Board of Advisors of AM Pappas & Associates since March 2000 and Of Counsel to the law firm of Maupin Taylor & Ellis since June 2001. Mr. Costa served as a director of Quintiles Transnational Corporation, a publicly held global contract research organization, from April 1994 through June 2001 and served as its Vice Chairman from November 1999 through June 2001. From April 1994 to November 1999 he served as President and Chief Operating Officer for Quintiles. From 1986 to 1993, he was employed by Glaxo, Inc., a worldwide pharmaceutical company, where he served as Senior Vice President, Administration and General Counsel and was a member of that company’s board of directors. He is a director of three other publicly held companies, CV Therapeutics, Pilot Therapeutics, and Ribapharm, as well as several private companies. Mr. Costa received his J.D. from St. John’s University.

John R. Evans, M.D. has served as a director and Vice-Chairman of our board since the closing of our acquisition of Allelix in December 1999. Previously, Dr. Evans was Chairman of the Board of Allelix since 1983. From 1979 to 1983, Dr. Evans served as a Director of the Population, Health and Nutrition Department of the World Bank in Washington. From 1972 to 1978 he served as President of the University of Toronto. Currently, Dr. Evans is Chairman of the Canada Foundation for Innovation and serves as Chairman of the Board for Torstar Corporation in Toronto. He is a member of the board of directors of MDS Inc., a publicly held health and life sciences company listed on the New York Stock Exchange and the Toronto Stock Exchange, and of GlycoDesign, Inc. Dr. Evans received an M.D. degree from the University of Toronto and engaged in specialty training in internal medicine and cardiology in London, Boston and Toronto.

James G. Groninger has served as a director since 1988. In February 2002, Mr. Groninger was appointed CEO of LBS Technologies, Inc., a private biotechnology company focusing on aRNA amplification and cellular therapy. Mr. Groninger founded in January 1995 and is President of The Bay South Company, a Richmond, Virginia-based provider of financial advisory and investment banking services. From 1988 through 1994, he served as a Managing Director, Investment Banking Division, of PaineWebber Incorporated. Mr. Groninger is a member of the board of directors of Cygne Designs, Inc., a publicly held company, and Layton BioScience, Inc. and LBS Technologies, both private biotechnology companies. Mr. Groninger received an M.B.A. degree from Harvard Business School.

Hunter Jackson, Ph.D. has been Chief Executive Officer and Chairman of our board since founding NPS in 1986. He was appointed to the additional position of President in January 1994. Before founding NPS, he was an Associate Professor in the Department of Anatomy at the University of Utah School of Medicine. Dr. Jackson received a Ph.D. in Psychobiology from Yale University. He received postdoctoral training in the Department of Neurosurgery, University of Virginia Medical School.

Joseph Klein, III has served as a director of NPS since 1998. Currently, Mr. Klein is Managing Director of Gauss Capital Advisors, LLC, a financial and investment advisory firm which he founded in March 1998. From September 2001 to September 2002, Mr. Klein served as a Venture Partner of MPM Capital, a large healthcare venture capital firm. From September 2000 to September 2001, Mr. Klein served as Managing Director of Gauss Capital Advisors, LLC, a financial and investment advisory firm. From June 1999 to September 2000, Mr. Klein served as Vice President, Strategy for Medical Manager Corporation, a physician office management information systems vendor. From June 1998 to June 1999, Mr. Klein served as Health Care Investment Analyst for The Kaufmann Fund, Inc., an open-ended mutual fund. From December 1995 to March 1998, Mr. Klein was Portfolio Manager and Chairman of the Investment Advisory Committee of the T. Rowe Price Health Sciences Fund, Inc. For over eight years from 1989 to March 1998, Mr. Klein served as Vice President and Health Care Investment Analyst for T. Rowe Price Associates, Inc., an investment management firm. He holds an M.B.A. from the Stanford Graduate School of Business and a B.A. in Economics form Yale University. Mr. Klein is a Director of Guilford Pharmaceuticals, a publicly held biotechnology company.

Donald E. Kuhla, Ph.D. has served as a director since 1991. Since 1998, Dr. Kuhla has been President and Chief Operating Officer of Albany Molecular Research, Inc., a chemical contract research organization, where he has also been a director since 1995. From 1994 through 1998 Dr. Kuhla was Vice President of Plexus Ventures, Inc., a business consulting firm. From 1990 to 1994, Dr. Kuhla held senior management positions with two venture capital-backed, biotechnology startup companies. His early career was spent in research and development and operations management positions with Pfizer Inc. and Rorer Group, Inc., his last position at Rorer being Senior Vice President of Operations. Dr. Kuhla received a Ph.D. degree in Organic Chemistry from Ohio State University.

Thomas N. Parks, Ph.D. has served as a director since our founding in 1986. He is currently the George and Lorna Winder Professor of Neuroscience and Chairman of the Department of Neurobiology and Anatomy at the University of Utah Medical School. Dr. Parks joined the faculty at the University of Utah Medical School in 1978 as an Assistant Professor. Dr. Parks received a Ph.D. degree in Psychobiology from Yale University. He was a postdoctoral fellow in Developmental Neurology at the University of Virginia Medical School.

Calvin R. Stiller, C.M., O.Ont., M.D. has served as a director since the closing of our acquisition of Allelix in December 1999. Dr. Stiller served on the board of Allelix since April 1999. Since 1996, Dr. Stiller has served as Chairman and Chief Executive Officer of Canadian Medical Discoveries Fund. Dr. Stiller served as the Chief of the Multi-Organ Transplant Service at the University Hospital in London, Ontario from 1984 through 1996. He is a full professor of medicine at the University of Western Ontario. Dr. Stiller is the Chairman of the Ontario Research and Development Challenge Fund and serves as a director of Spectral Diagnostic, and CPL Trust, a publicly held company. Dr. Stiller received an M.D. degree from the University of Saskatchewan.

Peter G. Tombros has served as a director since 1998. From 1994 until June of 2001, Mr. Tombros served as President, Chief Executive Officer and Director of Enzon Inc., a publicly held biopharmaceutical company. Prior to joining Enzon, Mr. Tombros spent 25 years with Pfizer Inc., a global healthcare company in a variety of senior management positions including Vice President of Marketing, Senior Vice President and General Manager of the Roerig Pharmaceuticals Division, Executive Vice President of Pfizer Pharmaceuticals Division, Director of Pfizer Pharmaceuticals Division, Vice President of Corporate Strategic Planning, and Vice President, Corporate Officer, Pfizer Inc. In the fourth quarter of 2001, he was appointed Chairman of the Board and Chief Executive Officer of VivoQuest, a private biopharmaceutical company. Mr. Tombros also serves on the Board of Directors of Alpharma Inc., a publicly held pharmaceutical company, and Cambrex, a supplier of human health and bioscience products to the life sciences industry. Mr. Tombros received B.S. and M.S. degrees from the Pennsylvania State University and an M.B.A. degree from the University of Pennsylvania Wharton Graduate School of Business.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF EACH NAMED NOMINEE

Board of Director Committees and Meetings

The Board has elected to use Board committees in furtherance of the discharge of its duties and for the conduct of its work. All major decisions of such committees are reviewed and where appropriate, ratified by the Board. In furtherance of this Board decision to employ committees and consistent with applicable law and regulations, the Board has standing Audit, Compensation, and Nominating Committees each with a formal, written charter.

The purpose of the Audit Committee is to monitor the integrity of the Company’s financial reporting process and systems of internal control, to monitor the independence and performance of the Company’s independent auditors, to provide an avenue of communication among the independent auditors, management, and the Board, and to provide such additional information and materials the Audit Committee may deem necessary to make the Board aware of significant financial matters which require the Board’s attention. The Audit committee also submits the Report of the Audit Committee set out below. During 2002, the Audit Committee was composed of three independent directors, Mr. Klein, Dr. Parks, and Mr. Rygiel. The Audit Committee met eight times during the fiscal year ended December 31, 2002.

The Compensation Committee’s functions include: establishing, reviewing, and overseeing salaries, incentive compensation, and other forms of compensation paid to officers and employees of the Company; administering the Company’s incentive compensation and benefit plans; and performing such other functions regarding compensation as the Board of Directors may delegate. The Compensation Committee reviews the performance of the Company’s officers, particularly the CEO and submits the Report of the Compensation Committee set out below. During 2002, the Compensation Committee was composed of non-employee directors, Mr. Tombros, Mr. Costa, Mr. Evans, and Mr. Groninger. The Compensation Committee met four times during the fiscal year ended December 31, 2002.

The Nominating Committee’s functions include: evaluating Director performance on at least an annual basis; providing information and materials relating to the nomination of directors; interviewing, nominating, and recommending individuals for membership on the Company’s Board of Directors and its committees; and performing such other functions as the Board of Directors may delegate. The Nominating Committee will consider nominees for directors nominated by stockholders upon submission in writing to the Secretary of the Company of the names of such nominees, together with their qualifications for service as a director of the Company. In order for any nominees for directors nominated by stockholders to be considered by the Nominating Committee, such nominations must be submitted no later than December 1st of the year preceding the Annual Meeting. During 2002, the members of the Nominating Committee were Dr. Kuhla, Dr. Jackson, and Dr. Stiller. The Nominating Committee did not meet during the fiscal year ended December 31, 2002.

During the fiscal year ended December 31, 2002, the Board of Directors held seven meetings. At certain meetings for limited periods of time and for limited considerations, the Board met as an Executive Committee where only the independent directors and the Chairman were represented on such Executive Committee, and where only such committee members were present. Each Board member standing for reelection attended 75% or more of the aggregate of the meetings held by the Board and by the respective committees on which such Board member served during the period for which he or she was a director or a member of such committee.

PROPOSAL 2

INCREASE IN THE NUMBER OF SHARES OF COMMON STOCK

The Board has adopted, subject to stockholder approval, an amendment to the Company’s Amended and Restated Certificate of Incorporation to increase the Company’s authorized number of shares of Common Stock from 45,000,000 shares to 105,000,000 shares.

At present, the Company is authorized to issue 45,000,000 shares of Common Stock, $.001 par value. As of July 18, 2003, there were 36,750,909 shares of Common Stock outstanding. The Company has reserved 2,991,033 shares for issuance pursuant to various outstanding options to acquire common stock, this number does not include 1,070,540 shares subject to options that were granted since April 1, 2003, which grants are entirely contingent upon there being sufficient authorized shares available for issuance under the Company’s Certificate of Incorporation, and if not, then upon the Company receiving approval from the stockholders to increase this number. The Company has also reserved 5,247,335 shares of Common Stock for issuance upon conversion of the Company’s 3% Convertible Notes due in 2008. Thus, as of July 18, 2003, there were 10,723 shares of Common Stock available for issuance.

The Board of Directors believes that it is in the best interest of the Company to increase the authorized shares of Common Stock. If this Proposal is approved the additional authorized Common Stock as well as the currently authorized but unissued Common Stock would be available for issuance in the future for such corporate purposes as the Board of Directors deems advisable from time to time without further action by the stockholders, unless such action is required by applicable law or by the rules of the Nasdaq Stock Market or of any stock exchange upon which the Company’s shares may then be listed. The Company may need to have such shares available to provide additional flexibility to use its capital stock for business and financial purposes in the future. The additional shares may be used, without further stockholder approval in certain circumstances, for various purposes including, without limitation, raising capital, providing equity incentives to employees, officers or directors, establishing strategic relationships with other companies and expanding the Company’s business or product lines through the acquisition of other businesses or products. The Company has no present oral or written agreement, commitment, plan or intent to issue any of the additional shares provided for in this Proposal beyond issuances under stockholder approved equity incentive plans.

The additional shares of Common Stock that would become available for issuance if the proposal were adopted could also be used by the Company to oppose a hostile takeover attempt or delay or prevent changes in control or management of the Company. For example, without further stockholder approval, the Board could give certain holders the right to acquire additional shares of Common Stock at a low price, or the Board could strategically sell shares of Common Stock in a private transaction. Furthermore, the existence of such shares might have the effect of discouraging any attempt by a person, through the acquisition of a substantial number of shares of Common Stock, to acquire control of the Company, since the issuance of such shares could dilute the Company’s book value per share and the Common Stock ownership of such person. One of the effects of the Proposal, if approved, might be to render the accomplishment of a tender offer more difficult. This may be beneficial to management in a hostile tender offer, thus having an adverse impact on stockholders who may want to participate in such tender offer. It should be noted that subject to the limitations discussed above, all of the types of Board action described in the preceding paragraph can currently be taken and that the power of the Board of Directors to take such actions would not be enhanced by this Proposal, although this Proposal would increase the number of shares of Common Stock that are subject to such action. This proposal to increase the authorized Common Stock has been prompted by business and financial considerations and not by the threat of any hostile takeover attempt (nor is the Board currently aware of any such attempts directed at the Company). However, stockholders should be aware that approval of this proposal could facilitate future efforts by the Company to deter or prevent changes in control of the Company. It should be noted that all of the types of Board action described above can currently be taken by the Board and that the power of the Board to take these actions would not be enhanced by this Proposal, except through the issuance of additional shares.

The additional Common Stock to be authorized by adoption of the amendment would have rights identical to the currently outstanding Common Stock of the Company. Adoption of the proposed amendment and issuance of the Common Stock would not affect the rights of the holders of currently outstanding Common Stock of the Company, except for effects incidental to increasing the number of shares of the Company’s Common Stock outstanding, such as dilution of the earnings per share and voting rights of current holders of Common Stock. If the amendment is adopted, it will become effective upon filing of a Certificate of Amendment of the Company’s Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware.

If the Proposal is approved and the Amendment becomes effective, Section 4.1 of the Company’s Amended and Restated Certificate of Incorporation, which sets forth the Company’s presently authorized capital stock, will be amended to read in its entirety as follows:

4.1 This Corporation is authorized to issue two classes of stock to be designated, respectively, “Common Stock” and “Preferred Stock.” The total number of shares which the Corporation is authorized to issue is one hundred ten million (110,000,000) shares. One hundred five million (105,000,000) shares shall be Common Stock, each having a par value of one-tenth of one cent ($.001). Five million (5,000,000) shares shall be Preferred Stock, each having a par value of one-tenth of one cent ($.001).

The affirmative vote of the holders of a majority of the outstanding shares of the Common Stock will be required to approve this amendment to the Company’s Amended and Restated Certificate of Incorporation. As a result, abstentions and broker non-votes will have the same effect as negative votes.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF PROPOSAL 2

PROPOSAL 3

INCREASE IN SHARES ISSUABLE UNDER NPS STOCK OPTION PLAN

The Board of Directors has adopted, subject to stockholder approval, an amendment to the Company’s 1998 Stock Option Plan (1998 Plan). The amendment increased by 1,600,000 the number of shares authorized for issuance under the 1998 Plan from 4,900,000 shares to 6,500,000 shares.

Stockholders are requested in this Proposal 3 to approve the amendment to the 1998 Plan. The affirmative vote of a majority of the vote cast on this Proposal 3, excluding abstentions, whether present in person or represented by proxy and entitled to vote at the meeting, will be required to approve this Proposal 3. Notwithstanding stockholder approval of this Proposal, the Board will not formally amend the 1998 Plan unless Proposal 1 relating to the increase in the number of authorized shares of common stock is also approved by the Stockholders at the Annual Meeting.

A summary of the principal features of the 1998 Plan is provided below under “Executive Compensation” but is qualified in its entirety by reference to the full text of the 1998 Plan that was filed electronically with this Proxy Statement with the Securities and Exchange Commission, such text is not included in the printed version of this Proxy.

The Board believes the proposed increase in the number of shares reserved for issuance under the 1998 Plan is in the best interests of the Company. The increase will provide additional reserves of shares needed to attract, retain, and motivate employees, directors, and consultants.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF PROPOSAL 3

PROPOSAL 4

INCREASE IN SHARES ISSUABLE UNDER NPS EMPLOYEE STOCK PURCHASE PLAN

AND EXTENSION OF TERMINATION DATE

The Board of Directors has adopted, subject to stockholder approval, amendments to the Company’s 1994 Employee Stock Purchase Plan (ESPP). The amendments increase by 75,000 the number of shares authorized for issuance under the ESPP from 260,000 to 335,000 shares and extend the termination date of the ESPP from January 6, 2004 to January 6, 2009.

Stockholders are requested in this Proposal 4 to approve the amendments to the ESPP. The affirmative vote of a majority of the vote cast on this Proposal 4, excluding abstentions, whether present in person or represented by proxy and entitled to vote at the meeting, will be required to approve this Proposal 4. Notwithstanding stockholder approval of this Proposal, the Board will not formally amend the ESPP unless Proposal 1 relating to the increase in the number of authorized shares of common stock is also approved by the Stockholders at the Annual Meeting.

A summary of the principal features of the ESPP is provided below under “Executive Compensation” but is qualified in its entirety by reference to the full text of the ESPP that was filed electronically with this Proxy Statement with the Securities and Exchange Commission, such text is not included in the printed version of this Proxy.

The Board believes the proposed increase in the number of shares reserved for issuance under the ESPP and the extension of the termination date is in the best interests of the Company. The increase will provide additional reserves of shares needed to attract, retain, and motivate employees, and the extension of the termination date will enable the Board to continue to grant such equity incentive awards beyond January 6, 2004.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF PROPOSAL 4

PROPOSAL 5

RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

The Board of Directors has selected KPMG LLP as the Company’s independent auditors for the fiscal year ending December 31, 2003, and has further directed that management submit the selection of KPMG as independent public auditors for ratification by the stockholders at the Annual Meeting. KPMG has audited the Company’s financial statements since the Company’s inception in 1986. Representatives of KPMG are expected to be present at the Annual Meeting, will have an opportunity to make a statement if they so desire, and will be available to respond to appropriate questions.

For the last two fiscal years, the Company was billed fees in the following amounts for services by KPMG:

	Fiscal Year Ended December 31, 2002	Fiscal Year Ended December 31, 2001
Audit fees	$189,000	$138,000
Audit-related fees	$8,000	$13,000
Tax fees	$105,000	$229,000
All other fees	$0	$0

Audit fees consist of KPMG’s fees for services related to their audit of the Company’s annual financial statements, their review of financial statements included in the Company’s quarterly reports on SEC Form 10-Q, their review of SEC filed registration statements and issuance of consents, and comfort letters. Audit-related fees consist primarily of fees rendered for services in connection with the audit of an employee benefit plan, due diligence of potential merger and acquisition transactions, internal control review, and consultation regarding financial accounting and reporting standards. Tax fees consist primarily of fees rendered for services on tax compliance matters, including tax return preparation and tax advice rendered in connection with potential merger and acquisition transactions. All audit, audit-related, tax, and any other services performed for the Company by its independent public accountants are subject to pre-approval by the Company’s Audit Committee. The Committee determined that the services provided by and fees paid to KPMG were compatible with maintaining the independent auditors’ independence.

Stockholder ratification of the selection of KPMG as the Company’s independent auditors is not required by the Company’s Bylaws or otherwise. However, the Board is submitting the selection of KPMG to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Board will reconsider whether or not to retain that firm. Even if the selection is ratified, the Board in its discretion may direct the appointment of a different independent accounting firm at any time if the Board determines that such a change would be in the best interests of the Company and its stockholders.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF PROPOSAL 5

REPORT OF THE AUDIT COMMITTEE (1)

for 2002

The Audit Committee of the Board is responsible for, among other things, the appointment of the independent auditors for the Company, reviewing with the auditors the plan and scope of the audit and audit fees, monitoring the adequacy of reporting and internal controls, approving all audit and nonaudit-related services and fees, and meeting periodically with independent auditors. Under the rules of the National Association of Securities Dealers, all of the members of the Audit Committee are independent.

In connection with the December 31, 2002 audited financial statements, the Audit Committee (1) reviewed and discussed the audited financial statements with management; (2) discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61; and (3) received, reviewed, and discussed with the auditors the written disclosures and the letter from the independent accountants required by Independence Standards Board Statement No. 1 and discussed with the auditors the auditor’s independence. The Committee also met with the Senior Director of Financial Reporting and Corporate Controller and utilized such services of the Company as the Committee thought reasonably necessary.

The Audit Committee discussed with the Company independent auditors, the overall scope and plans for the audit. The Audit Committee meets with the independent auditors, with and without management present, to discuss the results of their examinations, the evaluation of the Company’s internal controls and the overall quality of the Company’s financial reporting.

Based upon all these reviews and discussions, the Audit Committee has recommended to the Board of Directors, and the Board of Directors has approved, that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2002, and amendments thereto.

The Audit Committee

Joseph Klein, III, Chairman

Thomas N. Parks

Edward Rygiel

(1)	This Report of the Audit Committee does not constitute soliciting material and shall not be deemed to be “filed” with the Securities and Exchange Commission or deemed to be incorporated by reference in previous or future documents filed by the Company with the Securities and Exchange Commission under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this Report by reference in any such document.

DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth information concerning our executive officers and directors as of July 18, 2003:

Name	Age	Position
Hunter Jackson, Ph.D. (3)	52	Chief Executive Officer, President and Chairman of the Board
David L. Clark	49	Vice President, Operations
N. Patricia Freston, Ph.D.	63	Vice President, Human Resources
G. Thomas Heath	53	Senior Vice President, Sales and Marketing
James U. Jensen, J.D.	59	Vice President, Corporate Development and Legal Affairs, and Secretary
Thomas B. Marriott, Ph.D.	55	Vice President, Development Research
Gerard Michel	39	Vice President, Corporate Development
Alan L. Mueller, Ph.D.	48	Vice President, Discovery Research
Edward F. Nemeth, Ph.D.	50	Vice President and Chief Scientific Officer
Stephen R. Parrish	46	Vice President, Manufacturing
Santo J. Costa, J.D. (2)	58	Director
John R. Evans, M.D. (2)	73	Director
James G. Groninger (3)	59	Director
Joseph Klein, III (1)	41	Director
Donald E. Kuhla, Ph.D. (3)	60	Director
Thomas N. Parks, Ph.D. (2)	52	Director
Edward K. Rygiel (1)	62	Director
Calvin R. Stiller, C.M., O.Ont., M.D. (3)	61	Director
Peter G. Tombros (1)	61	Director

(1)	Member of the Audit Committee
(2)	Member of the Compensation Committee
(3)	Member of the Nominating and Corporate Governance Committee

Hunter Jackson, Ph.D. has been Chief Executive Officer and Chairman of our board since founding NPS in 1986. He was appointed to the additional position of President in January 1994. Before founding NPS, he was an Associate Professor in the Department of Anatomy at the University of Utah School of Medicine. Dr. Jackson received a Ph.D. in Psychobiology from Yale University. He received postdoctoral training in the Department of Neurosurgery, University of Virginia Medical School.

David L. Clark has been Vice President, Operations since March 2000. He has also served as our Vice President, Investor Relations. Before being appointed to these positions, he served as Director of Business Development and Corporate Communications for us from September 1998 to December 1999. He served as Director of Corporate Communications for us from March 1996 to September 1998. From 1988 to 1996 he served as Vice President, Business Development for Agridyne Technologies Inc., a publicly held biotechnology company. Mr. Clark received an M.S. in Plant Genetics from the University of Illinois. He received an M.B.A. from the University of Utah.

N. Patricia Freston, Ph.D. has been Vice President, Human Resources since March 1997. From 1980 to February 1997, she served as Manager of Personnel Services, Questar Corporation, a publicly held, integrated energy company. From 1977 to 1980, Dr. Freston was Assistant Director of Training for Mountain Fuel Supply, a subsidiary of Questar. From 1971 to 1977, she was Director of Academic Programming for the Division of Continuing Education, University of Utah. Dr. Freston received a Ph.D. in Industrial Psychology from the University of Utah.

G. Thomas Heath has been Senior Vice President, Sales and Marketing since November 2001. In 1997, Mr. Heath co-founded Echelon Biosciences Inc., where he served as President and continues to serve as a director. From 1976 to 1996, Mr. Heath served in various marketing and sales positions at Pfizer Inc., where he managed the pre-launch planning and successful introductions of number of new pharmaceutical products. Mr. Heath also served as Vice President, Sales and Marketing at Pfizer Canada, where he managed a force of over 250 salespeople. Mr. Heath received B.A. and M.B.A. degrees from the University of Utah.

James U. Jensen, J.D. has been Vice President, Corporate Development and Legal Affairs, and Secretary since August 1991. He has been Secretary of NPS since 1987, and served as a director from 1987 to 2001. From 1986 to July 1991, he was a partner in the law firm of Woodbury, Jensen, Kesler & Swinton, P.C., or its predecessor firm, concentrating on technology transfer and licensing and corporate finance. From July 1985 until October 1986, he served as Chief Financial Officer of Cericor, a software company. He serves as a director of Wasatch Funds, Inc., a registered investment company, and various private companies. Mr. Jensen received J.D. and M.B.A. degrees from Columbia University.

Thomas B. Marriott, Ph.D. has been Vice President, Development Research since August 1993. From February 1990 to July 1993, he served as Director, Clinical Investigations for McNeil Pharmaceutical, a subsidiary of Johnson & Johnson, with responsibility for developing and implementing clinical trial strategies for a number of products. From 1986 to 1990, Dr. Marriott was Director, Drug Metabolism for McNeil Pharmaceutical with the responsibility for planning, initiating and completing bioanalytical, drug disposition and clinical biopharmaceutics and pharmacokinetics research required for investigational new drug applications and new drug applications. He received a Ph.D. in Chemistry from the University of Oregon.

Gerard J. Michel, M.S., M.B.A. has been Vice President, Corporate Development since July 2002. From 1995 to July 2002, Mr. Michel served as a Principal of the consulting firm of Booz-Allen & Hamilton. In this consulting capacity, he worked with large pharmaceutical companies, biotech firms, and service firms. From 1988 to 1995 Mr. Michel was with Lederle Labs, serving in Marketing, Sales and Corporate Development roles, both domestically and international. Mr. Michel received an M.S. in Microbiology and an M.B.A., both from the University of Rochester.

Alan L. Mueller, Ph.D. has been Vice President, Discovery Research since January 2001. Before being appointed to that position, he served us as Director, Discovery Research from September 1999 to January 2001. He joined NPS in February 1989 as a Senior Scientist. Prior to that time, he was a Pharmacologist at Abbott Laboratories. Dr. Mueller received a Ph.D. in Pharmacology from the University of Colorado Health Sciences Center, Denver.

Edward F. Nemeth, Ph.D. has been a Vice President of NPS since January 1994 and was appointed Chief Scientific Officer in July 1997. He joined NPS as Director of Pharmacology in March 1990. From 1986 until joining NPS, Dr. Nemeth was an Assistant Professor in the Department of Physiology and Biophysics at Case Western Reserve University School of Medicine. He received a Ph.D. in Pharmacology from Yale University.

Stephen R. Parrish, M.S. has been Vice President, Manufacturing since September 2002. Prior to joining NPS as an employee, Mr. Parrish worked with NPS for six months as a consultant through ManuPharm Consulting, Mr. Parrish’s own consulting company since October 1998. In that capacity, he provided manufacturing consulting services to the biotechnology and pharmaceutical industries. From March 1995 to September 1998, he served as Head of Operations for Medeva Pharma. Mr. Parrish received a B.S. in Pharmacy and an M.S. in Pharmaceutical Analysis, both from the University of Manchester.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the ownership of NPS common stock as of July 18, 2003, by: (a) all those known by the Company to be beneficial owners of more than five percent of the Company’s common stock; (b) each current director and nominee for director; (c) each of the executive officers named in the Summary Compensation Table; and (d) all executive officers and directors of the Company as a group.

	Beneficial Ownership
Name and Address of Beneficial Owner	Number of Shares	Percent of Total (1)
(unless otherwise noted)
Deutsche Bank AG	4,871,219	13.25%
Taunusanlage 12, D-60325
Frankfurt am Main
Federal Republic of Germany
T. Rowe Price Associates, Inc.(2)	3,527,900	9.60%
100 East Pratt Street
Baltimore, MD 21202
Morgan Stanley Investment Management.	2,427,582	6.61%
1585 Broadway
New York, NY 10036
Hunter Jackson, Ph.D.(3)	604,562	1.63%
Thomas N. Parks, Ph.D.(4)	326,205	*
Edward F. Nemeth, Ph.D.(5)	283,100	*
Calvin R. Stiller(6)	267,239	*
Thomas B. Marriott, Ph.D.(7)	183,274	*
John R. Evans(8)	127,781	*
Donald E. Kuhla, Ph.D.(9)	59,800	*
Edward K. Rygiel(10)	37,864	*
Peter Tombros(11)	37,700	*
David L. Clark(12)	33,819	*
Joseph Klein, III(13)	25,000	*
G. Thomas Heath(14)	21,200	*
Santo J. Costa, J.D.(15)	18,100	*
James G. Groninger(16)	7,310	*
All directors and executive officers as a group(17)	2,288,301	6.03%

*	Means less than 1%.

The above table is based upon information supplied by officers, directors, and principal stockholders and Schedules 13D and 13G filed with the Commission. Beneficial ownership is determined in accordance with the rules of the Commission and generally includes voting or investment power with respect to securities.

Except as set forth herein, the address of the persons set forth above is the address of the Company appearing elsewhere in this Annual Report.

(1)	The number of shares of common stock issued and outstanding on July 18, 2003, was 36,750,909. The calculation of percentage ownership for each listed beneficial owner is based upon the number of shares of common stock issued and outstanding at July 18, 2003, plus shares of common stock subject to options held by such person at July 18, 2003, and exercisable within 60 days thereafter. The persons and entities named in the table have sole voting and investment power with respect to all shares shown as beneficially owned by them, except as noted below.

(2)	These securities are owned by various individual and institutional investors which T. Rowe Price Associates, Inc. serves as investment adviser with power to direct investments and/or sole power to vote the securities. For purposes of the reporting requirements of the Securities Exchange Act of 1934, T. Rowe Price Associates is deemed to be a beneficial owner of such securities; however, T. Rowe Price Associates expressly disclaims that it is, in fact, the beneficial owner of such securities.
(3)	Includes 100,000 shares held in a two trusts and 2 shares held by Dr. Jackson’s children, of which he disclaims beneficial ownership. Also includes 384,000 shares subject to options exercisable within 60 days of July 18, 2003.
(4)	Includes 106,224 shares held in trusts of which Dr. Parks disclaims beneficial ownership. Also includes 30,300 shares subject to options exercisable within 60 days of July 18, 2003.
(5)	Includes 238,600 shares subject to options exercisable within 60 days of July 18, 2003.
(6)	Includes 240,443 shares held by Canadian Medical Discoveries Fund, of which Dr. Stiller disclaims beneficial ownership. Also includes 22,596 shares subject to options exercisable within 60 days of July 18, 2003.
(7)	Includes 7,241 shares held by spouse of which Mr. Marriott disclaims beneficial ownership. Also includes 164,900 shares subject to options exercisable within 60 days of July 18, 2003.
(8)	Includes 26,481 shares subject to options exercisable within 60 days of July 18, 2003.
(9)	Includes 21,300 shares subject to options exercisable within 60 days of July 18, 2003.
(10)	Includes 31,664 shares subject to options exercisable within 60 days of July 18, 2003.
(11)	Includes 24,300 shares subject to options exercisable within 60 days of July 18, 2003.
(12)	Includes 30,800 shares subject to options exercisable within 60 days of July 18, 2003.
(13)	Includes 22,300 shares subject to options exercisable within 60 days of July 18, 2003.
(14)	Includes 20,500 shares subject to options exercisable within 60 days of July 18, 2003.
(15)	Includes 15,300 shares subject to options exercisable within 60 days of July 18, 2003.
(16)	Includes 5,460 shares subject to options exercisable within 60 days of July 18, 2003.
(17)	Includes 19 people. An aggregate of 1,177,788 shares are subject to options held by such 19 people and exercisable within 60 days of July 18, 2003.

Rule 10b5-1 Plans

We have adopted a policy and implemented procedures allowing directors and officers to effect sales of the Company’s securities under SEC Rule 10b5-1. Under this rule, directors and officers may adopt a prearranged contract, instructions, or written plan arranging for the sale of Company securities on specified conditions. To this effect, prearranged plans have already been implemented and additional such plans may be adopted from time to time.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires the Company’s directors and executive officers, and persons who own more than 10% of the Company’s common stock, to file with the Commission reports of ownership and changes in ownership of NPS common stock. Officers, directors, and greater than 10% stockholders are required by the Commission to furnish the Company with copies of all Section 16(a) forms they file.

To the Company’s knowledge, based solely on a review of the copies of such reports furnished to the Company or written representations that no other reports were required, during the fiscal year ended December 31, 2002, the Company believes that all reporting persons complied with all Section 16(a) filing requirements except that Mr. Michel and Mr. Parrish filed late Forms 3; and Mr. Marriott failed to timely report on Form 4 one common stock sale by an affiliate.

EXECUTIVE COMPENSATION

Compensation of Directors

The Company’s directors do not currently receive any cash compensation for service on the Board or any Committee thereof. Outside directors are reimbursed for out-of-pocket expenses in connection with attendance at Board and Committee meetings. Directors are eligible to receive stock options and stock bonuses under the stock plans described below.

1994 Non-Employee Directors’ Stock Option Plan

In January 1994, the Board adopted, and the stockholders subsequently approved, the 1994 Non-Employee Directors’ Stock Option Plan (Directors’ Plan). An amendment to increase the number of shares available for grant under the Directors’ Plan from 90,000 to 160,000 was approved by the stockholders in July 1996. In May 1999 a subsequent amendment was approved by stockholders to increase the number of shares available for issuance from 160,000 to 260,000. In May 2002 an amendment was approved by stockholders to increase the number of shares available for issuance from 260,000 to 360,000. Under the Directors’ Plan, non-employee directors of the Company are eligible to receive options. As of the record date, nine directors were eligible for rewards under the Directors’ Plan. Options granted under the Directors’ Plan are automatic and non-discretionary and do not qualify as incentive stock options (ISOs) under applicable tax law. Pursuant to the terms of the Directors’ Plan, each person who is elected for the first time to be an outside director of the Company and who is not otherwise employed by the Company or an affiliate of the Company (a “Non-Employee Director”) will automatically be granted an option to purchase 15,000 shares of common stock (subject to adjustment as provided in the Directors’ Plan) upon the date of his or her election to the Board. Additionally, each year, each non-employee director who has been a non-employee director for at least three months is automatically granted an option to purchase 3,000 shares of common stock.

No option granted under the Directors’ Plan may be exercised after the expiration of ten years from the date such option was granted. Options granted under the Directors’ Plan vest at a rate of 28% of the shares subject to the option one year after date of grant and 3% of the shares become exercisable each month thereafter, so long as the optionee has, during the entire period prior to such vesting date, continuously served as a non-employee director or in other continuous affiliation as provided under the Directors’ Plan. If the optionee’s service as a non-employee director terminates for any reason other than death, the option will remain exercisable for twelve months after the date of termination of such directorship or later if other affiliations with the Company continue thereafter, or until the option’s expiration date, if earlier. If the optionee dies, the option will remain exercisable for eighteen months following the date of death or until the expiration date of the option, whichever is earlier. In the event of a change in control transaction in which the Company is not the surviving corporation, or in which more than 50% of the shares of the Company’s common stock entitled to vote are exchanged, the time during which options outstanding under the Directors’ Plan vest shall be accelerated. The exercise price of options granted under the Directors’ Plan is 100% of the fair market value of the common stock on the date of grant. Options granted under the Directors’ Plan are generally non-transferable. Unless otherwise terminated by the Board, the Directors’ Plan automatically terminates in January 2004.

As of July 18, 2003, options to purchase a total of 67,310 shares of common stock had been exercised under the Directors’ Plan at exercise prices from $3.00 to $10.75 per share. As of that date, options to purchase 174,160 shares of common stock with exercise prices from $3.00 to $29.53 per share and a weighted average exercise price per share of $10.77 were outstanding. As of July 18, 2003, 118,530 shares remain available for future awards under the Directors’ Plan. These numbers do not include 27,000 shares subject to options that were granted to directors on June 13, 2003, which grants are entirely contingent upon there being sufficient authorized shares available for issuance under the Company’s Certificate of Incorporation, and if not, then upon the Company receiving approval from the stockholders to increase this number.

Non-Employee Directors’ Stock Bonus Program

In December 1994, the Board adopted the Non-Employee Directors’ Stock Bonus Program under the 1994 Equity Incentive Plan (Stock Bonus Program). Under the Stock Bonus Program, non-employee directors are eligible to receive grants of shares of common stock for attendance at Board and Committee meetings. The Stock Bonus Program provides each Non-Employee Director of the Company with a non-discretionary award of 200 shares of common stock for each Board meeting attended, and, through December 31, 2000, 200 shares of common stock per year for serving on a Board Committee. Beginning in January 2001, this same formula remained in effect except that each non-employee director receives 200 shares of common stock for each committee meeting attended in person and 100 shares of common stock for each committee meeting attended by telephone, and no shares for membership on such committee. A total of 17,100 shares were granted under the Stock Bonus Program for meetings attended in 2002.

The right to receive awards under the Stock Bonus Program is generally non-transferable. The stock awards are usually made during the first quarter of each year for Board activities during the previous year. Non-employee directors entitled to stock bonus awards shall not possess any rights of a stockholder of the Company until such shares are delivered to the non-employee director. Unless otherwise terminated by the Board, the Stock Bonus Program terminates in January 2004.

Compensation of Executive Officers

The following table shows for the fiscal years ended December 31, 2002, 2001 and 2000, certain compensation awarded, paid to, or earned by, the Company’s Chief Executive Officer and its other four most highly compensated executive officers (the “Named Executive Officers”):

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Annual Compensation Salary($)	Other($)		Long-Term Compensation Stock Options Granted(#)
Hunter Jackson, Ph.D.	2002	386,000	6,000	(1)	60,000
Chief Executive Officer, President and	2001	383,300	149,122	(2)	40,000
Chairman of the Board	2000	309,642	152,620	(3)	40,000
G. Thomas Heath	2002	241,058	4,821	(1)	25,000
Senior Vice President,	2001	27,600	354	(1)	25,000
Marketing and Sales
David L. Clark	2002	227,481	4,176	(1)	20,000
Vice President, Operations	2001	214,808	5,100	(1)	20,000
	2000	169,703	5,100	(1)	20,000
Thomas B. Marriott, Ph.D.	2002	221,000	5,996	(1)	30,000
Vice President, Development Research	2001	218,181	5,100	(1)	20,000
	2000	197,404	5,100	(1)	20,000
Edward F. Nemeth, Ph.D.	2002	213,423	18,201	(4)	20,000
Vice President	2001	190,750	2,889	(1)	20,000
and Chief Scientific Officer	2000	181,531	2,726	(1)	20,000

(1)	401(k) Company match
(2)	Represents payments by the Company in 2001 for expenses incurred in connection with Dr. Jackson’s relocation to Salt Lake City, Utah, including moving, transportation, legal, and tax services, and costs incurred by Dr. Jackson in connection with selling his residence in Toronto and purchasing a residence in Salt Lake City ($144,022); and 401(k) Company match ($5,100).

(3)	Represents payments by the Company in 2000 for expenses incurred in connection with Dr. Jackson’s relocation to Toronto, Canada, including moving, transportation, legal and tax services, and costs incurred by Dr. Jackson in connection with selling his prior residence and purchasing a residence in Toronto ($147,520); and 401(k) Company match ($5,100).
(4)	Represents reimbursement for interest payments incurred in connection with moving from Salt Lake City, Utah to Toronto, Ontario ($14,905); and 401(k) Company match ($3,296).

The following table sets forth each grant of options to purchase common stock made during the year ended December 31, 2002, to each of the Named Executive Officers. Grants of options to each of the Named Executive Officers were made under the 1998 Plan:

OPTION GRANTS IN 2002

	Number of Securities Underlying Options Granted	% of Total Options Granted in Fiscal Year	Exercise or Base Price Per Share	Expiration Date (1)	Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term (2)
Name					5%	10%

Hunter Jackson	60,000	6.65%	$22.30	5/23/2012	$841,461	$2,132,427
Thomas B. Marriott	30,000	3.33%	$22.30	5/23/2012	$420,731	$1,066,214
G. Thomas Heath	25,000	2.77%	$22.30	5/23/2012	$350,609	$888,511
David L. Clark	20,000	2.22%	$22.30	5/23/2012	$280,487	$710,809
Edward F. Nemeth	20,000	2.22%	$22.30	5/23/2012	$280,487	$710,809

(1)	These options have a ten-year term, subject to earlier termination upon death, disability, or termination of employment.
(2)	The potential realizable value is calculated based on the term of the option at its time of grant (ten years). It is calculated by assuming that the stock price on the date of grant appreciates at the indicated annual rate compounded annually for the entire term of the option and that the option is exercised and sold on the last day of its term for the appreciated stock price. No gain to the optionee is possible unless the stock price increases over the option term, which will benefit all stockholders.

The following table sets forth information for fiscal year ended December 31, 2002, with respect to (a) the exercise of stock options by the Named Executive Officers in 2002; (b) the number of unexercised options held by the Named Executive Officers as of December 31, 2002; and (c) the value of unexercised in-the-money options as of December 31, 2001.

AGGREGATED OPTION EXERCISES IN 2002 AND YEAR-END VALUE TABLE

	Shares Acquired On Exercise	Value Realized (1)	Number of Unexercised Options		Value of In-the-Money Options
Name			Exercisable	Unexercisable	Exercisable	Unexercisable
Hunter Jackson	20,000	$395,600	362,800	107,200	$6,448,981	$566,744
Thomas B. Marriott	16,000	$373,195	150,400	53,600	$2,498,129	$283,372
David L. Clark	5,503	$135,925	21,200	43,600	$235,194	$254,672
Edward F. Nemeth	—	—	221,400	43,600	$4,019,728	$254,672
G. Thomas Heath	—	—	7,500	42,500	—	$71,750

(1)	Value realized is based on the fair market value of NPS common stock on the date of exercise (the closing sales price reported on the Nasdaq National Market on such date) minus the exercise price, and does not necessarily indicate that the optionee sold such stock.

EQUITY COMPENSATION PLAN INFORMATION

The following table sets forth information regarding outstanding options and shares reserved for future issuance under our equity compensation plans as of December 31, 2002.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders (1)	3,111,000	$16.64	2,658,548
Equity compensation plans not approved by security holders	None	N/A	None

Total	3,111,000	$16.64	2,658,548

(1)	Does not include the 1,600,000 shares of common stock to be reserved for issuance upon receipt of stockholder approval of the amendment to the 1998 Stock Option Plan and the 75,000 shares of common stock to be reserved for issuance upon receipt of stockholder approval of the amendment to the 1994 Employee Stock Purchase Plan at the 2003 Annual Meeting of Stockholders.

1987 Stock Option Plan

The 1987 Stock Option Plan (1987 Plan) was adopted in June 1987. The purposes of the 1987 Plan were to attract and retain qualified personnel, to provide additional incentives to employees, officers, advisors, directors, and consultants of the Company, and to promote the success of the Company’s business. No options have been granted under the 1987 Plan since December 1993, and the Company will not make any future grants under the 1987 Plan. As of July 18, 2003, options to purchase a total of 1,222,942 shares of common stock had been exercised for cash and services under the 1987 Plan at a weighted average exercise price of $0.96 per share. As of July 18, 2003, options to purchase a total of 86,000 shares of common stock were outstanding, with an exercise price of $2.00 per share.

Options granted under the 1987 Plan generally became exercisable at a rate of one-third of the shares subject to the option vest on the first anniversary of the option grant and one-third of the remaining shares subject to the option vest on each of the second and third anniversary dates of the option grant. In the event of a change in control transaction, all outstanding, unvested options shall vest and become immediately exercisable. The maximum term of a stock option under the 1987 Plan was ten years; however, if the optionee at the time of grant had voting power over more than ten percent of the Company’s outstanding capital stock (a “10% Holder”), the maximum term of any ISO granted under the 1987 Plan was five years. The aggregate fair market value of the stock with respect to which ISOs are exercisable for the first time by an optionee in any calendar year may not exceed $100,000. The exercise prices of ISOs granted under the 1987 Plan were at least equal to 100%, 110% with respect to 10% Holders, of the fair market value of the stock subject to the option on the date of grant. Although no minimum exercise price of options that do not qualify as ISOs (referred to as non-qualified stock options or NSOs) was required under the 1987 Plan, the exercise price of NSOs previously granted under the 1987 Plan generally has been at least equal to the fair market value of the stock subject to the option on the date of the grant. Any option that is exercisable at the time of grant and which expires no sooner than three years from the grant date is subject to an option exercise price equal to the fair market value of the option on the grant date.

1994 Equity Incentive Plan

In January 1994, the Board adopted the 1994 Equity Incentive Plan (1994 Plan), which was subsequently approved by the stockholders in February 1994. Under the 1994 Plan, 1,702,503 shares have been authorized for issuance. The purposes of the 1994 Plan are to attract and retain qualified personnel, to provide additional incentives to employees, officers, directors, and consultants of the Company and its affiliates and to promote the success of the Company’s business. Under the 1994 Plan, the Company may grant NSOs to employees, officers, directors, and consultants to the Company and its affiliates, and may grant ISOs to employees of the Company and its affiliates. As of July 18, 2003, options to purchase a total of 912,584 shares of common stock had been exercised for cash and services under the 1994 Plan at a weighted average exercise price of $9.53 per share. As of July 18, 2003 options to purchase 546,385 shares of common stock were outstanding with exercise prices ranging from $3.00 to $13.375 per share, and a weighted average exercise price per share of $8.43. As of July 18, 2003, 243,534 shares remain available for future option grants under the 1994 Plan.

Options granted under the 1994 Plan prior to December 1, 1997, generally become exercisable at a rate of 28% of the shares subject to the option at the end of the first year and 3% of the shares subject to the option at the end of each calendar month thereafter. Options granted under the 1994 Plan after December 1, 1997 generally become exercisable at a rate of 28% of the shares subject to the option at the end of the first year and 2% of the shares subject to the options at the end of each calendar month thereafter. The maximum term of a stock option under the 1994 Plan is ten years; however, if the optionee who is granted an ISO at the time of grant is a 10% Holder, the maximum term of any ISO granted under the 1994 Plan is five years. If an optionee terminates his or her service to the Company, the optionee may exercise only those option shares vested as of the date of termination and must effect such exercise within three months of termination of service for any reason other than death or disability, one year after termination due to disability, and eighteen months after termination due to death. In the event of a change in control transaction, all outstanding, unvested options shall vest and become immediately exercisable. The aggregate fair market value with respect to which ISOs are exercisable for the first time by an optionee in any calendar year may not exceed $100,000. The exercise price of ISOs granted under the 1994 Plan must be at least 100%, 110% with respect to 10% Holders, of the fair market value of the common stock of the Company on the date of grant. The exercise price of NSOs granted under the 1994 Plan is the fair market value of the Company’s common stock on the date of grant or such other exercise price as is set by the Board at the date of grant. Payment of the exercise price may be made in cash or by shares of NPS common stock valued at the fair market value of such shares on the date of exercise or in any other form acceptable to the Board. The 1994 Plan also allows the Company to grant stock bonuses, reload options, rights to purchase restricted stock, and stock appreciation rights. The 1994 Plan may be amended at any time by the Board, although certain amendments require stockholder approval. The 1994 Plan will terminate in January 2004, unless earlier terminated by the Board.

1998 Stock Option Plan

A summary of the principal features of the 1998 Plan follows and is qualified in its entirety by reference to the full text of the 1998 Plan, as amended, that was filed electronically with this Proxy Statement with the Securities and Exchange Commission, such text is not included in the printed version of this Proxy. A copy of the 1998 Plan can be obtained from the Company upon request.

Summary

On March 3, 1998, the Board adopted the 1998 Stock Option Plan, which was subsequently approved by the stockholders on May 20, 1998. There were a total of 1,000,000 shares were authorized for issuance under the 1998 Plan. Pursuant to Board and stockholder approval, this amount was increased to 3,000,000 shares in June 2000, and to 4,900,000 shares in May 2002. As of July 18, 2003, options to purchase a total of 548,526 shares of common stock had been exercised for cash and services under the 1998 Plan at a weighted average exercise price of $7.83 per share. As of July 18, 2003, options to purchase 2,154,988 shares of common stock were outstanding with exercise prices ranging from $4.50 to $56.3125 per share, and a weighted average exercise price per share of $20.14. As of July 18, 2003, 2,245,180 shares remain available for future option grants under the 1998 Plan. These numbers do not include 1,039,540 shares subject to options that were granted to employees and to executive officers since April 1, 2003, which grants are entirely contingent upon there being sufficient authorized shares available for grant under the Company’s Certificate of Incorporation, and if not, then upon the Company receiving approval from the stockholders to increase this number.

Purpose

The 1998 Plan was adopted to provide a means by which employees (including officers), directors, and consultants to the Company and its affiliates may be given an opportunity to benefit from increases in the value of the stock of the Company, to secure and retain the services of persons holding or capable of filling such positions, and to provide incentives for such persons to exert maximum efforts on behalf of the Company and thereby promote the long-term interest of the Company, including the growth in value of the Company’s equity and enhancement of long-term stockholder value.

Administration

The 1998 Plan is administered by the Board. The Board has the power to construe and interpret the 1998 Plan and, subject to the provisions of the 1998 Plan, to determine the persons to whom and the dates on which options will be granted, what type of option will be granted, the number of shares to be subject to each option, the time or times during the term of each option within which all or a portion of such option may be exercised, the exercise price, the type of consideration, and other terms of the option. The Board is authorized to delegate administration of the 1998 Plan to a committee or committees composed of one or more members of the Board and has delegated such administration to the Compensation Committee (the “Committee”). The Committee has the powers to administer the 1998 Plan subject to such limitations as the Board provides. As used herein with respect to the 1998 Plan, where appropriate, the term “Board” refers to the Compensation Committee.

In order to maximize the Company’s ability to recognize a business expense deduction under Section 162(m) of the Code in connection with compensation recognized by “covered employees” (defined in Section 162(m) as the chief executive officer and other four most highly compensated officers), the regulations under Section 162(m) require that the directors who serve as members of the Committee responsible for administering the 1998 Plan with respect to these covered employees must be “outside directors.” The 1998 Plan provides that in the discretion of the Board, a committee may consist solely of two or more “outside directors,” in accordance with Code Section 162(m), or solely of two or more “non-employee directors,” in accordance with Rule 16b-3. The Committee composition as described above currently consists of three outside, non-employee directors.

Eligibility

Employees, officers, directors, and consultants of the Company and its affiliates are eligible to receive stock option grants under the 1998 Plan. As of the record date, approximately 216 employees and 9 directors were eligible for awards under the 1998 Plan.

The 1998 Plan provides for the grant of incentive stock options (“ISOs”) and nonstatutory stock options (“NSOs”). ISOs granted under the 1998 Plan are intended to qualify as “incentive stock options” within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”). NSOs granted under the 1998 Plan are intended not to qualify as incentive stock options under the Code. See “Federal Income Tax Information” for a discussion of the tax treatment of the various awards included in the 1998 Plan.

ISOs may be granted under the 1998 Plan to employees (including officers) of the Company and any affiliates. Employees (including officers), directors, and consultants of the Company are all eligible to receive NSO awards under the 1998 Plan.

ISOs granted to a 10% stockholder (i.e. an employee who, at the time of the grant, owns or is deemed to own, stock possessing more than 10% of the total combined voting power of the Company or any affiliate of the Company) must have an exercise price at least 110% of the fair market value of the stock subject to the option on the date of grant, and the term of the option does not exceed five years from the date of grant. For ISOs granted under the 1998 Plan, the aggregate fair market value determined at the time of grant of the shares of Common Stock with respect to which such options are exercisable for the first time by an optionee during any calendar year (under all such plans of the Company and its affiliates), may not exceed $100,000.

In order to ensure that the Company will be able to deduct for tax purposes the compensation attributable to the exercise of options granted under the 1998 Plan, the Company has included in the 1998 Plan a provision limiting the maximum number of shares of Common Stock that may be covered by stock options issued under the 1998 Plan to one individual for any consecutive three calendar years to 750,000.

Stock Subject to the Plan

The maximum number of shares of Common Stock that may be issued pursuant to options granted under the 1998 Plan is 4,900,000 shares. Approval of Proposal 3 will increase this amount to 6,500,000 shares. Any shares of stock granted under the 1998 Plan that are forfeited because of the failure to meet an option grant contingency or condition shall again be available for delivery pursuant to new grants. To the extent any shares of stock covered by a grant are not delivered to an optionee because the award is forfeited or canceled, or the shares of stock are not delivered because the award is settled in cash, such shares shall not be deemed to have been delivered for purposes of determining the maximum number of shares of stock available for delivery under the 1998 Plan. If the exercise price of any option granted under the 1998 Plan is satisfied by tendering shares of stock of the Company, only the number of shares of stock issued net of the shares of stock tendered shall be deemed delivered for purposes of determining the maximum number of shares of stock available for delivery under the 1998 Plan. Shares of stock delivered under the 1998 Plan in settlement, assumption, or substitution of outstanding awards (or obligations to grant future awards) under the plans or arrangements of another entity shall not reduce the maximum number of shares of stock available for delivery under the 1998 Plan, to the extent that such settlement, assumption, or substitution is a result of the Company or an affiliate acquiring another entity (or an interest in another entity).

Terms of the Options

The following is a description of the permissible terms of options under the 1998 Plan. Individual option grants may be more restrictive as to any or all of the permissible terms described below.

Exercise Price, Payment. The exercise price of option grants under the 1998 Plan may not be less than the fair market value of the Common Stock subject to the option on the date of the option grant, and in some cases with respect to ISOs (see “Eligibility” above) may not be less than 110% of such fair market value.

The exercise price of options granted under the 1998 Plan may be paid either:

(1)	in cash at the time the option is exercised;

(2)	by delivery of other Common Stock of the Company held by the Optionee for at least six months or a combination of cash and already owned Common Stock;

(3)	pursuant to a deferred payment arrangement;

(4)	pursuant to a broker-assisted exercise same-day sales program;

(5)	in any other form of legal consideration acceptable to the Board; or

(6)	any combination of the above.

Exercise Price, No Repricing.    Except for certain adjustments due to corporate transactions (see “Adjustment Provisions” and “Effect of Certain Corporate Events” below), the exercise price for any stock option grant under the 1998 Plan may not be decreased after the grant of such stock option, and a stock option may not be surrendered as consideration in exchange for the grant of a new stock option with a lower exercise price.

Option Exercise.    Options granted under the 1998 Plan may become exercisable (“vest”) in cumulative increments as determined by the Board. The Board has the power to accelerate the time during which an option may be exercised, and options granted may contain provisions for accelerated vesting upon specified events or conditions. In addition, options granted under the 1998 Plan may permit exercise prior to vesting, but in such event, the optionee may be required to enter into an early exercise stock purchase agreement that allows the Company to repurchase shares not yet vested at their exercise price should the optionee leave the employ of the Company before vesting. To date, options granted under the 1998 Plan generally become exercisable at the rate of 28% of the shares subject to the option vest at the end of the first year and 2% of the shares vest monthly thereafter.

Term.    The maximum term of ISOs and NSOs under the 1998 Plan is ten years, except that in certain cases (see “Eligibility”) the maximum term of ISOs is five years. ISO status terminates three months after termination of the optionee’s employment with the Company or association as director or affiliate of the Company, unless (a) such termination is due to such person’s permanent and total disability (as defined in the Code), in which case the option may, but need not, provide that it may be exercised at any time within one year of such termination; (b) the optionee dies while serving, or within a three-month period of having served the Company or any affiliate of the Company, in which case the option may, but need not, be exercisable (to the extent that the option was exercisable at the time of the optionee’s death) within twelve months of the optionee’s death by the person or persons to whom the rights to such option pass by will or by the laws of descent and distribution; or (c) the option by its terms specifically provide otherwise. Individual options by their terms may provide for exercise within a longer period of time following termination of employment or the consulting relationship.

Adjustment Provisions.    If there is any change in the Common Stock subject to the 1998 Plan or subject to any award granted under the 1998 Plan (through merger, consolidation, reorganization, recapitalization, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or otherwise), the 1998 Plan and awards outstanding thereunder will be appropriately adjusted as to the type of security and the maximum number of shares subject to such plan, the maximum number of shares which may be granted to an employee during any calendar year, and the type of security, number of shares and price per share of stock subject to such outstanding awards in order to preserve (or prevent enlargement of) the benefits or potential benefits intended at the time of the grant.

Effect of Certain Corporate Transactions.    The 1998 Plan provides that, in the event of a specified type of merger or other corporate reorganization, the time during which options outstanding under the Plan become vested shall be accelerated and all outstanding Options shall become immediately exercisable upon such event. The acceleration of an award in the event of an acquisition or similar corporate event may be viewed as an anti-takeover provision, which may have the effect of discouraging a proposal to acquire or otherwise obtain control of the Company.

Duration, Amendment, and Termination.    The Board may suspend or terminate the 1998 Plan without stockholder approval or ratification at any time or from time to time. The Board may also amend the 1998 Plan at any time or from time to time. However, no such amendment will be effective unless necessary in order for the 1998 Plan to satisfy or continue to satisfy Sections 422 and/or 162(m) of the Code, if applicable, Rule 16b-3, and/or Nasdaq or other securities exchange listing requirements, or if such amendment would increase the number of shares issuable under the 1998 Plan or decrease the minimum stock option exercise price set forth in the 1998 Plan or permit repricing outstanding options. The Board may submit any other amendment to the 1998 Plan for stockholder approval, including, but not limited to, amendments intended to satisfy the requirements of Section 162(m) of the Code regarding the exclusion of performance-based compensation from the limitation on the deductibility of compensation paid to certain employees.

Restriction on Transfer.    Except as otherwise provided by the Board, awards under the 1998 Plan are not transferable other than as designated by the participant by will or by the laws of descent and distribution. In general, ISOs may not be transferred by the optionee otherwise than by will or by the laws of descent and distribution and, during the lifetime of the optionee, may be exercised only by the optionee. NSOs may not be transferred except when transfer to a family member or related trust or partnership is authorized by express provision of the option grant agreement, by will or by the laws of descent and distribution or pursuant to a domestic relations order satisfying the requirements of Rule 16b-3 and, during the lifetime of the optionee, may be exercised only by the optionee, a valid family member, or a transferee pursuant to a domestic relations order.

Federal Income Tax Information

Incentive Stock Options.    ISOs under the 1998 Plan are intended to be eligible for the favorable federal income tax treatment accorded “incentive stock options” under the Code.

There generally are no federal income tax consequences to the optionee or the Company by reason of the grant or exercise of an ISO. However, the exercise of an ISO may increase the optionee’s alternative minimum tax liability, if any.

If an optionee holds stock acquired through exercise of an ISO for at least two years from the date on which the option is granted and at least one year from the date of exercise of the option, any gain or loss on a disposition of such stock will be long-term capital gain or loss. Generally, if the optionee disposes of the stock before the expiration of either of these holding periods (a “disqualifying disposition”), at the time of disposition, the optionee will realize taxable ordinary income equal to the lesser of (a) the excess of the stock’s fair market value on the date of exercise over the exercise price, or (b) the optionee’s actual gain, if any, on the purchase and sale. The optionee’s additional gain or any loss upon the disqualifying disposition will be a capital gain or loss which will be long-term or short-term depending on whether the stock was held for more than one year. Long-term capital gains currently are generally subject to lower tax rates than ordinary income. The capital gains rate for capital assets held for eighteen months or more for federal income tax purposes is currently 20% while the maximum rate for capital assets held for one year and less than eighteen months is 28%. The maximum ordinary income rate is effectively 39.1% at the present time. Slightly different rules may apply to optionees who acquire stock subject to certain repurchase options or who are subject to Section 16(b) of the Exchange Act.

To the extent the optionee recognizes ordinary income by reason of a disqualifying disposition, the Company will generally be entitled (subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation) to a corresponding business expense deduction in the tax year in which the disqualifying disposition occurs.

Nonstatutory Stock Options.    NSOs granted under the 1998 Plan generally have the following federal income tax consequences: There are no tax consequences to the optionee or the Company by reason of the grant of an NSO. Upon exercise of an NSO, the optionee normally will recognize taxable ordinary income equal to the excess of the stock’s fair market value on the date of exercise over the option exercise price. Generally, with respect to employees, the Company is required to withhold from regular wages or supplemental wages an amount based on the ordinary income recognized. Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation, the Company will generally be entitled to a business expense deduction equal to the taxable ordinary income realized by the optionee. Upon disposition of the stock, the optionee will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such stock plus any amount recognized as ordinary income upon exercise of the option. Such gain or loss will be long or short-term depending on whether the stock was held for more than one year. Slightly different rules may apply to optionees who acquire stock subject to certain repurchase options or who are subject to Section 16(b) of the Exchange Act.

Potential Limitation on Company Deductions.    Section 162(m) of the Code denies a deduction to any publicly held corporation for compensation paid to certain employees in a taxable year to the extent that compensation exceeds $1,000,000 for a covered employee. It is possible that compensation attributable to awards under the 1998 Plan, when combined with all other types of compensation received by a covered employee from the Company, may cause this limitation to be exceeded in any particular year.

Certain kinds of compensation, including qualified “performance-based compensation,” are disregarded for purposes of the deduction limitation. In accordance with Treasury regulations issued under Section 162(m) of the Code, compensation attributable to stock options will qualify as performance-based compensation, provided that: (a) the stock award plan contains a per-employee limitation on the number of shares for which stock options may be granted during a specified period; (b) the per-employee limitation is approved by the stockholders; (c) the award is granted by a compensation committee comprised solely of “outside directors;” and (d) the exercise price of the award is no less than the fair market value of the stock on the date of grant.

1994 Employee Stock Purchase Plan

In January 1994, the Board adopted the 1994 Employee Stock Purchase Plan (ESPP) which was subsequently approved by the stockholders in February 1994. There were a total of 90,000 shares originally reserved for issuance under the ESPP. Pursuant to Board and stockholder approval this amount was increased to 160,000 shares in 1996 and to 260,000 in 1999. Approval of Proposal 3 will increase this amount to 335,000. As of July 18, 2003, a total of 221,275 shares of common stock had been purchased under the ESPP at prices from $2.76 to $34.37 per share. During 2002, under the ESPP, executive officers as a group purchased 2,676 shares at an average weighted purchase price of $13.55 per share and all employees (excluding executive officers) as a group purchased 16,811 shares at an average exercise price of $16.55 per share. As of July 18, 2003, 38,725 shares remain available for purchases under the ESPP.

The purpose of the ESPP is to assist the Company in retaining the services of its employees, to secure and retain the services of new employees, and to provide incentives for such persons to exert maximum efforts for the success of the Company. The ESPP provides a means by which employees of the Company and its affiliates may purchase common stock of the company at a discount through accumulated payroll deductions. The rights to purchase common stock granted under the ESPP are intended to qualify as options issued under an “employee stock purchase plan” as that term is defined in Section 423(b) of the Code. The ESPP is implemented by offerings of rights to eligible employees. Eligible participants in the ESPP include all employees, including executive officers who work at least 20 hours per week and are customarily employed by the Company or an affiliate of the Company for at least five months per calendar year. Generally, each offering is of 24 months’ duration with purchases occurring every six months. Participants may authorize payroll deductions of up to 15% of their base compensation for the purchase of common stock under the ESPP. The ESPP will terminate in January 2004.

Termination of Employment and Change-in-Control Arrangements

Severance Pay Plan.    Beginning early in 2002, the Company began consideration of and in December 2002 it adopted a Severance Pay Plan. Pursuant to the plan, each of the Company’s executive officers are entitled to receive severance payments of up to two years base salary and continued medical benefits for up to two years, if within a designated period (not to exceed 24 months) following a “change in control” of NPS his or her employment is terminated without cause or for certain other reasons specified in the plan.

Option Plan Retirement Provisions.    Beginning early in 2002, the Company began consideration of and in December 2002, the Company adopted a provision for unfunded retirement benefits, whereunder the Company amended the NPS Non-Employee Directors’ Stock Option Plan, the NPS 1994 Equity Incentive Plan, the NPS 1987 Stock Option Plan and the NPS 1998 Stock Option Plan to provide for an additional two years of option vesting for individuals who retire from the Company and to allow such individuals to exercise their vested options until the end of their original term.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

Mr. Tombros, Mr. Costa, Mr. Evans, and Mr. Groninger served on the Compensation Committee during the fiscal year 2002. No officer or employee of the Company sits on the Compensation Committee. No member of the Compensation Committee has at any time been an officer or employee of the Company. Mr. Groninger is a brother-in-law of Dr. Jackson, the Company’s Chief Executive Officer, President and Chairman of the Board. Mr. Groninger abstains from participating in the determination of the proper compensation package for Dr. Jackson.

Pharmaceutical Services Agreement with MDS

Dr. Evans, a director and vice-chairman of our board since December 1999, is a director of MDS, Inc. In addition, Mr. Rygiel, a director since December 1999, is Executive Vice President of MDS, Inc. MDS is an international health and life sciences company. By and through its subsidiaries, MDS provides drug discovery and development services, including contract research services related to preclinical studies and clinical trials. We have contracted with MDS to provide such services for our clinical trials with ALX1-11. In 2002, we paid MDS approximately $3.5 million for such services.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Consulting Agreement with Plexus

Dr. Kuhla, one of our directors since 1991, was a Vice President of Plexus Ventures from February 1994 through June 1998. We had a consulting agreement with Plexus through December 31, 1995, under which Plexus assisted us with our efforts to establish a collaboration for our hyperparathyroidism program. In 2002, Plexus did not earn any fees. Plexus may earn an additional $340,000 in fees as we receive payments from Amgen. We also granted Plexus an option to purchase 20,000 shares of our common stock at $10.50 per share, with vesting contingent on milestone payments from Amgen. All options are now vested as a result of the Amgen milestone payment earned in December 2001. Dr. Kuhla holds a one-third interest in Plexus.

Indemnification Agreements

The Company’s policy is to enter into agreements with each of its directors and executive officers providing for the indemnification of such persons to the fullest extent permitted by law for any liability they may incur by reason of their service as officers and/or directors to the Company. The Company has entered into indemnity agreements with each of its directors and executive officers.

REPORT OF THE COMPENSATION COMMITTEE(1)

for 2002

The Compensation Committee (the “Committee”) evaluates the performance of management and determines compensation policies and levels for the Company’s chief executive officer and the other executive officers of the Company. This report describes the compensation policies and rationale applicable to the Company’s executive officers with respect to the compensation paid to such executive officers for the year ended December 31, 2002. During 2002, the Committee consisted of four directors, each of whom is an independent, non-employee director.

Compensation Policy

The Company’s fundamental compensation philosophy and policy is set by the Board of Directors. Implementation of that philosophy and policy is delegated to the Committee. The Board believes that it is critical to the Company’s success that the Company utilizes programs designed to attract, retain, and motivate highly talented and team oriented employees at all levels. Compensation programs are also designed to encourage the attainment of corporate objectives on a collective effort. In an effort to set appropriate levels of compensation for the executive officers, the Committee utilizes the advice of compensation consultants engaged by the Company and reviews the result of an annual compensation survey of similarly situated biotechnology/biopharmaceutical companies.

Executive compensation includes a combination of cash, in the form of a fixed salary, and long-term incentive compensation, in the form of stock options that vest over time. The Company has rarely granted individual cash bonuses but occasionally grants stock options contingent on stated events for individual executives. The Company does not have a formal bonus program and has never awarded restricted stock to executives. Historically, Directors have been compensated with stock awards and with stock options that vest over time.

Salaries

Base salaries represent the fixed component of the Company’s executive compensation package. They are designed to compensate executive officers competitively at levels necessary to attract and retain qualified executives in our industry. Salary compensation is determined by evaluating the compensation of executives in similar positions in peer biotechnology and pharmaceutical companies, the level of experience of the particular executive officer, and the executive officer’s specific responsibilities. The Committee also evaluates individual performance and the achievement of Company objectives in determining base salaries for the executive officers.

The Committee also receives the recommendation of the Company’s CEO concerning salary for each executive as part of a general company-wide salary assessment performed by Company management.

Long-Term Incentives

The Company seeks to encourage the long-term retention of executive officers by equity purchase programs and equity-based compensation. The executive officers are eligible to participate in the Company’s Employee Stock Purchase Plan, and participating executives receive the price discount allowed by applicable laws and regulations. Additionally, all executive officers are eligible to participate in the Company’s 401(k) retirement plan and receive the same Company match that is available to all NPS employees.

Potentially, the most valuable long-term incentive compensation is the granting of stock options. The granting of stock options at all levels of the Company is an integral part of the Company’s compensation philosophy and policy. The Committee believes that options vesting over a period of years align the interests of the employees with the long-term interests of the Company and its stockholders. Executives received grants vesting over four years and generally in the same amounts as for prior years. Customarily, the grants to all Vice Presidents have been in the same amounts with variations based on subjective factors and upon the recommendation of the CEO. For the year 2002, the CEO and one Vice President were awarded additional stock options contingent upon accomplishment of certain clinical development goals during the year 2002. In a meeting of the Committee held in December 2002, the Committee determined that these contingencies had been met and that these extra stock options were henceforth subject only to the vesting over time as required for all other option grants.

CEO Evaluation and Compensation

The Chief Executive Officer was a founder of the Company in 1986 and has served in that capacity since then. In order to determine the appropriate salary increase and stock option grant for the Chief Executive Officer, the Compensation Committee considered the salaries of other chief executive officers in the biotechnology industry, the results of the formal evaluation of the CEO and Company accomplishments in 2002. The following developments also were considered: Dr. Jackson’s overall leadership of the Company as President, CEO, and Chairman of the Board; the overall status and progress of the Company’s strategic partnerships; the continued progress of NPS compounds in discovery and in the clinic. In December 2002, the Committee recommended that Dr. Jackson’s salary remain constant for 2003. In lieu of a base salary increase, additional stock option grants will be considered during 2003.

Policy Regarding Deductibility

We are required to disclose our policy regarding qualifying executive compensation for deductibility under Section 162(m) of the Code, which provides that, for purposes of regular income tax and the alternative minimum tax, the allowable deduction for compensation paid or accrued with respect to a covered employee of a publicly-held corporation is limited to no more than $1 million per year. We do not anticipate that compensation payable to any executive officer will exceed $1 million for fiscal year 2002. The Committee will continue to evaluate the advisability of qualifying the deductibility of such compensation in the future. Currently, the Compensation Committee is comprised of Sandy Costa as Chairman, John Evans, and Tom Parks.

Compensation Committee

Peter Tombros, Chairman

Santo J. Costa

John R. Evans

James G. Groninger

July 2003

PERFORMANCE MEASUREMENT COMPARISON (1)

COMPARISON OF 60 MONTH CUMULATIVE TOTAL RETURN*

AMONG NPS PHARMACEUTICALS, INC., THE NASDAQ STOCK MARKET-US

INDEX AND THE NASDAQ PHARMACEUTICALS INDEX

	NPS PHARMACEUTICALS, INC.	NASDAQ STOCK MARKET-US	NASDAQ PHARMACEUTICALS
Dec-97	100	100	100
Jun-98	92	120	101
Dec-98	99	141	127
Jun-99	86	173	142
Dec-99	158	261	239
Jun-00	365	255	326
Dec-00	619	157	299
Jun-01	519	138	275
Dec-01	494	125	254
Jun-02	198	94	161
Dec-02	325	86	164

*$100 INVESTED ON 12/31/97 IN STOCK OR INDEX, INCLUDING REINVESTMENT OF DIVIDENDS FISCAL YEAR ENDING DECEMBER 31.

(1)	The “Compensation Committee Report” and the “Performance Measurement Comparison” chart are not “soliciting material,” are not deemed filed with the Commission and are not incorporated by reference in any filing of the Company under the Securities Act or the Exchange Act. Whether made before or after the date hereof and irrespective of any general incorporation language in such filing.

OTHER MATTERS

The Board of Directors knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

By Order of the Board of Directors

James U. Jensen,

Secretary

July 25, 2003

A copy of the Company’s Annual Report on Form 10-K/A for the fiscal year ended December 31, 2002 is available without charge upon written request to:

NPS Pharmaceuticals, Inc.

Attn: Investor Relations

420 Chipeta Way

Salt Lake City, Utah 84108

NPS PHARMACEUTICALS, INC.

1998 STOCK OPTION PLAN

(reflects all amendments by the Board of Directors through June 2003)

1.	GENERAL.

1.1	Purpose. The 1998 Stock Option Plan has been established by the Company to provide a means by which employees, directors, and consultants of the Company and its Affiliates may be given the opportunity to benefit from increases in value of NPS stock through the granting of Options. NPS seeks to (a) retain the services of present employees, directors, and consultants; (b) secure and retain the services of new employees, directors, and consultants; and (c) provide incentives for such persons to exert maximum efforts for the success of the Company and thereby promote the long-term interest of the Company, including the growth in value of the Company’s equity and enhancement of long-term stockholder return.

1.2	Types of Options. The Company intends that the Options issued under the Plan shall, in the discretion of the Board or any Board Committee (see paragraph 3.2), be either Incentive Stock Options or Nonstatutory Stock Options (defined below).

1.3	Definitions. Unless otherwise defined, capitalized terms shall have the meaning set forth in Section 2.

2.	DEFINITIONS.

2.1	Affiliate means any parent corporation or subsidiary corporation of the Company, whether now or hereafter existing, as those terms are defined in Sections 424(e) and (f) respectively, of the Code.

2.2	Board means the Board of Directors of the Company.

2.3	Code means the Internal Revenue Code of 1986, as amended.

2.4	Committee means a Committee appointed by the Board in accordance with paragraph 3.2 herein.

2.5	Company means NPS Pharmaceuticals, Inc., a Delaware corporation.

2.6	Consultant means any person (including an advisor) engaged by the Company or an Affiliate to render consulting services under arrangements intended to compensate such person for such services. The term “Consultant” shall not include a Director who is paid only a director’s fee by the Company or who is not compensated by the Company for services as a Director.

2.7	Continuous Status as an Employee, Director, or Consultant means the employment or relationship as an Employee, Director, or Consultant is not interrupted or terminated by the Company or any Affiliate. The Board, in its sole discretion, may determine whether Continuous Status as an Employee, Director, or Consultant shall be considered interrupted in the case of:

1

2.7.1	any leave of absence approved by the Board, including sick leave, military leave, or any other personal leave; provided, however, that for purposes of Incentive Stock Options, any such leave may not exceed 90 days unless reemployment upon the expiration of such leave is guaranteed by contract (including certain Company policies) or statute; or

2.7.2	transfers between locations of the Company or between the Company, Affiliates or its successor.

2.8	Day of Determination means the date of the occurrence of an event that requires the determination of the Fair Market Value of an award made hereunder.

2.9	Director means a member of the Board.

2.10	Disability means total and permanent disability as defined in Section 22(e)(3) of the Code.

2.11	Employee means any person, including Officers and Directors, employed by the Company or any Affiliate. Neither service as a Director nor payment of a director’s fee by the Company shall be sufficient to constitute “employment” by the Company.

2.12	Exchange Act means the Securities Exchange Act of 1934, as amended.

2.13	Fair Market Value means, as of any date, the value of the common stock of the Company as determined as follows:

2.13.1	If the common stock is listed on any established stock exchange or a national market system, including without limitation, the National Market System of the National Association of Securities Dealers, Inc. Automated Quotation (“Nasdaq”) System, the Fair Market Value of a share of common stock shall be the closing price for such stock on the Day of Determination as quoted on such system as reported in the Wall Street Journal or such other source as the Board deems reliable. In the event the Day of Determination falls on a date that the Nasdaq system is closed, then the Fair Market Value shall be the closing sales price for such stock on the last market trading day prior to the Day of Determination as quoted on such system as reported in the Wall Street Journal or such other source as the Board deems reliable.

2.13.2	If the common stock is quoted on Nasdaq (but not on the National Market System thereof) or is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a share of common stock shall be the mean between the bid and asked prices for the common stock on the last market trading day prior to the day of determination, as reported in the Wall Street Journal or such other source as the Board deems reliable;

2.13.3	In the absence of an established market for the common stock, the Fair Market Value shall be determined in good faith by the Board.

2.14	Incentive Stock Option (or “ISO”) means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

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2.15	Non-Employee Director means a Director who is considered to be a “Non-Employee Director” in accordance with Rule 16b-3(b)(3), or any other applicable rules, regulations or interpretations of the Securities and Exchange Commission.

2.16	Nonstatutory Stock Option (or “NSO”) means an Option not intended to qualify or not eligible to qualify as an ISO or an ISO which, subsequent to its date of grant, no longer qualifies as an ISO under Section 422 of the Code.

2.17	Officer means a person who is an officer of the Company within the meaning of Section 16a-1(f) of the Exchange Act and the rules and regulations promulgated thereunder.

2.18	Option means a stock option granted pursuant to the Plan.

2.19	Option Agreement means a written agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant.

2.20	Optionee means an Employee, Director, or Consultant who holds an outstanding Option.

2.21	Outside Director means a Director who is considered to be an “Outside Director” in accordance with Section 162(m) of the Code, or any other applicable Code sections, regulations, or interpretations of the IRS.

2.22	Plan means this 1998 Stock Option Plan.

2.23	Rule 16b-3 means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

2.24	Securities Act means the Securities Act of 1933, as amended.

3.	ADMINISTRATION.

3.1	Powers and Authority. The Plan shall be administered by or under the direction of the Board unless and until the Board delegates administration to a Committee, as provided in paragraph 3.2. The Board shall have the power subject to and within the limitations of the express provisions of the Plan:

3.1.1	To determine from time to time: (a) which of the persons eligible under the Plan shall be granted Options; (b) when and how Options shall be granted; (c) whether an Option shall be intended to qualify as an ISO; (d) the provisions of each Option granted (which need not be identical) including the time or times when a person shall be permitted to receive stock pursuant to the exercise of such Option; (e) whether a person shall be permitted to exercise such Option; and (f) the number of shares with respect to which Options shall be granted to each such person.

3.1.2	To construe and interpret the Plan and Options granted under it, and to establish, amend, and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission, or inconsistency in the Plan or in any Option Agreement, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

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3.1.3	To amend the Plan as provided in Section 12.

3.1.4	Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company.

3.2	Delegation. The Board may delegate administration of the Plan to a Board committee composed of not fewer than two members (the “Committee”). All members of the Committee shall be Outside Directors or Non-Employee Directors, to the extent necessary to comply with the applicable provisions of Rule 16b-3 and Section 162(m). If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board (and references in this Plan to the Board shall in such event, be to the Committee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan.

3.3	Director Status. Any requirement that an administrator of the Plan be a Non-Employee Director or an Outside Director shall not apply if the Board or the Committee expressly declares that such requirement shall not apply.

4.	SHARES SUBJECT TO THE PLAN.

4.1	Available Shares. Subject to the provisions of Section 11, the number of shares that may be issued pursuant to Options granted hereunder shall not exceed in the aggregate six million five hundred thousand (6,500,000) shares of the Company’s common stock.

4.2	Forfeited or Canceled Shares. Any shares of stock for which an Option has been granted under the Plan that are forfeited because of the failure to meet an Option grant contingency or condition shall again be available for delivery pursuant to new grants under the Plan. To the extent any shares of stock covered by an Option are not delivered to an Optionee or beneficiary because the award is forfeited or canceled, or the shares of stock are not delivered because the award is settled in cash, such shares shall not be deemed to have been delivered for purposes of determining the maximum number of shares of stock available for delivery under the Plan.

4.3	Payment with Shares. If the exercise price of any Option granted under the Plan is satisfied by tendering shares of stock to the Company (by either actual delivery or by attestation), only the number of shares of stock issued net of the shares of stock tendered shall be deemed delivered for purposes of determining the maximum number of shares of stock available for delivery under the Plan.

4.4	Plan Limits. Shares of stock delivered under the Plan in settlement, assumption, or substitution of outstanding awards (or obligations to grant future awards) under the plans or arrangements of another entity shall not reduce the maximum number of shares of stock available for delivery under the Plan, to the extent that such settlement, assumption, or substitution is a result of the Company or Affiliate acquiring another entity (or an interest in another entity). Subject to the provisions of Section 11, the maximum number of shares that may be covered by grants to any one individual shall be 750,000 shares during any three consecutive calendar years.

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5.	ELIGIBILITY.

5.1	Option Type. ISOs may be granted only to Employees. NSOs may be granted to Employees, Directors, or Consultants.

5.2	Section 16 Compliance. No Officer or Director shall be eligible for the benefits of the Plan unless at the time discretion is exercised in the selection of an Officer or Director as a person to whom Options may be granted, or in the determination of the number of shares which may be covered by Options granted to the Officer or Director, the Plan otherwise complies with the requirements of Rule 16b-3. This paragraph 5.2 shall not apply if the Board or Committee expressly declares that it shall not apply.

6.	OPTION PROVISIONS. Each Option shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. The provisions of separate Options need not be identical, but each Option shall include (through incorporation of provisions hereof by reference in the Option or otherwise) the substance of each of the following provisions:

6.1	Term. No Option shall be exercisable after the expiration of ten years from the date it was granted.

6.2	Price. The exercise price of each Option shall be not less than 100% of the Fair Market Value of the stock subject to the Option on the date the Option is granted.

6.3	Consideration. The purchase price of stock acquired pursuant to an Option shall be paid, to the extent permitted by applicable statutes and regulations:

6.3.1	in cash; or

6.3.2	by delivery of already-owned shares of common stock of the Company, held by the Optionee for at least six months, or a combination of cash and already-owned shares of common stock of the Company; or

6.3.3	according to a deferred payment or other arrangement (which may include, without limiting the generality of the foregoing, the use of other common stock of the Company) with the person to whom the Option is granted or to whom the Option is transferred pursuant to paragraph 6.4; or

6.3.4	pursuant to a broker assisted exercise same-day sales program; or

6.3.5	as required in the discretion of the Board or the Committee, either at the time of the grant or exercise of the Option; or

6.3.6	any combination of 6.3.1 through 6.3.5above.

In the case of any deferred payment arrangement, interest shall be payable at least annually and shall be charged at the minimum rate of interest necessary to avoid the treatment as interest, under any applicable provisions of the Code, of any amounts other than amounts stated to be interest under the deferred payment arrangement.

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6.4	Transferability.

6.4.1	Incentive Stock Options. In order for an Option to qualify for treatment as an ISO, it may not be transferable except by will or by the laws of descent and distribution. In the event an Optionee transfers such Option, such transfer shall constitute a disqualifying event and the Option shall no longer qualify as an ISO but shall be considered a NSO under the terms of this Plan.

6.4.2	Nonstatutory Stock Option. The Board or Committee may, in its discretion, authorize all or a portion of the NSOs to be granted to an Optionee to be on terms that permit transfer by such Optionee to (a) the spouse, children, or grandchildren of the Optionee (“Immediate Family Members”), (b) a trust or trusts for the exclusive benefit of such Immediate Family Members, or (c) a partnership in which such Immediate Family Members are the only partners, provided that (i) there may be no consideration for any such transfer, (ii) the Option Agreement pursuant to which such Options are granted must expressly provide for transferability in a manner consistent with this Section, (iii) subsequent transfers of transferred Options shall be prohibited except those occurring by will or the laws of descent and distribution, and (iv) the Options shall continue to be subject to all the terms and conditions that applied prior to transfer in the same manner and to the same extent as non-transferred Options, including paragraphs 6.5 through 6.9. The Options shall be exercisable by the transferee only to the extent, and for the periods specified in such sections. The Company expressly disclaims any obligation to provide notice to a transferee of the termination of the Option.

6.4.3	Unless transfer by an Optionee is specifically provided for in an Option Agreement, a NSO shall not be transferable except by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act, or the rules thereunder (a “QDRO”), and shall be exercisable during the lifetime of the person to whom the NSO is granted only by such person or any transferee pursuant to a QDRO.

6.5	Vesting. The total number of shares of stock subject to an Option may, but need not, be allotted in periodic installments (which may, but need not, be equal). The Option Agreement may provide that from time to time during each of such installment periods, the Option may become exercisable (“vest”) with respect to some or all of the shares allotted to that period, and may be exercised with respect to some or all of the shares allotted to such period and/or any prior period as to which the Option became vested but was not fully exercised. The Option may be subject to such other terms and conditions on the time or times when it may be exercised (which may be based on performance criteria) as the Board may deem appropriate. The provisions of this paragraph 6.5 are subject to any Option provisions governing the minimum number of shares as to which an Option may be exercised.

6.6

Securities Law Compliance. The Company may require any Optionee, or any person to whom an Option is transferred under paragraph 6.4, as a condition of exercising any such Option, (a) to give written assurances satisfactory to the Company as to the Optionee’s knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters, and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Option; and (b) to give written assurances satisfactory to the Company stating that such

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person is acquiring the stock subject to the Option for such person’s own account and not with any present intention of selling or otherwise distributing the stock. These requirements, and any assurances given pursuant to such requirements, shall be inoperative if (i) the issuance of the shares upon the exercise of the Option has been registered under a then currently effective registration statement under the Securities Act, or (ii) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws.

6.7	Termination of Employment or Relationship as an Employee, Director, or Consultant. In the event an Optionee’s Continuous Status as an Employee, Director, or Consultant terminates (other than upon the Optionee’s death or Disability), the Optionee may exercise his or her Option, but only within such period of time as is determined by the Board, and only to the extent that the Optionee was entitled to exercise at the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). In the case of an ISO, the Board shall determine such period of time (in no event to exceed three months from the date of termination) when the Option is granted. If, at the date of termination, the Optionee is not entitled to exercise his or her entire Option, the shares covered by the unexercisable portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified in the Option Agreement, the Option shall terminate, and the shares covered by such Option shall revert to the Plan. Provided, however, that in the event an employee is a Covered Employee as defined under the Company’s Severance Plan, and such employee’s status as an employee is terminated as a result of a change-in-control as defined in the Severance Plan and such employee has elected to receive the severance benefit provided for in the Severance Plan then all employee’s vested options shall remain exercisable for a period of two years from the date of termination of such employee’s employment with the Company.

6.8	Retirement of Optionee. Notwithstanding any contrary Plan provision, in the event an Optionee’s employment as an Employee, Director, or Consultant terminates due to Optionee’s Retirement, the Optionee shall vest in that number of shares subject to the Option that would have vested had the Optionee remained an Employee, Director or Consultant for an additional two (2) years from the date of Retirement. In addition, the Option shall remain exercisable until the expiration of its term. For purposes of this paragraph, Retirement shall mean the termination of service with the Company or an Affiliate of an Optionee on or after the date on which the Optionee’s number of completed years of service with the Company or Affiliate and age equal or exceed seventy (70) (including termination due to death or Disability after such time).

6.9	Disability of Optionee. In the event an Optionee’s Continuous Status as an Employee, Director, or Consultant terminates as a result of the Optionee’s Disability, the Optionee may exercise his or her Option, but only within twelve months from the date of such termination (or such shorter period specified in the Option Agreement), and only to the extent that the Optionee was entitled to exercise at the date of such termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). If, at the date of termination, the Optionee is not entitled to exercise his or her entire Option, the shares covered by the unexercisable portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the shares covered by such Option shall revert to the Plan.

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6.10	Death of Optionee. In the event of the death of an Optionee, the Option may be exercised, at any time within eighteen months following the date of death (or such shorter period specified in the Option Agreement, but in no event later than the expiration of the term of such Option as set forth in the Option Agreement), by the Optionee’s estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent the Optionee was entitled to exercise the Option at the date of death. If, at the time of death, the Optionee was not entitled to exercise his or her entire Option, the shares covered by the unexercisable portion of the Option shall revert to the Plan. If, after death, the Optionee’s estate or a person who acquired the right to exercise the Option by bequest or inheritance, or by assignment as provided herein, does not exercise the Option within the time specified herein, the Option shall terminate, and the shares covered by such Option shall revert to the Plan.

6.11	Early Exercise. The Option Agreement may, but need not, include a provision whereby the Optionee may elect at any time while an Employee, Director, or Consultant to exercise the Option as to any part or all of the shares subject to the Option prior to the full vesting of the Option. Any nonvested shares so purchased may be subject to a repurchase right in favor of the Company or to any other restriction the Board determines to be appropriate.

6.12	Withholding. To the extent provided by the terms of an Option Agreement, the Optionee may satisfy any federal, state, or local tax withholding obligation relating to the exercise of such Option by any of the following means or by a combination of such means:

6.12.1	cash payment; or

6.12.2	authorizing the Company to withhold shares from the shares of the common stock otherwise issuable to the participant as a result of the exercise of the Option; or

6.12.3	delivering to the Company owned and unencumbered shares of the common stock of the Company.

7.	NO REPRICING, CANCELLATION, OR RE-GRANT OF OPTIONS. Except for certain adjustments due to corporate transactions described in Section 11, the exercise price for any outstanding Option granted under the Plan may not be decreased after the Day of Determination for such Option grant nor may an outstanding Option granted under the Plan be surrendered to the Company as consideration in exchange for the grant of a new Option with a lower exercise price.

8.	COVENANTS OF THE COMPANY.

8.1	Stock Availability. During the terms of the Option granted under the Plan, the Company shall keep available at all times the number of shares of stock required to satisfy such grants up to the number of shares of stock authorized under the Plan.

8.2	Authority. The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to issue and sell shares of stock acquired under the grants, provided, however, that this undertaking shall not require the Company to register under the Securities Act either the Plan or any stock issued or issuable pursuant to any such Option. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency, the authority which counsel for the Company deems necessary for the lawful issuance and sale of stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell stock under such Options unless and until such authority is obtained.

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9.	USE OF PROCEEDS FROM STOCK. Proceeds from the exercise of Options under the Plan shall constitute general funds of the Company.

10.	MISCELLANEOUS.

10.1	Acceleration. The Board or the Committee shall have the power to accelerate the time at which an Option may first be exercised or the time during which an Option or any part thereof will vest, notwithstanding the provisions in the Option Agreement stating the time at which it may first be exercised or the time during which it will vest.

10.2	Ownership Rights. Neither an Optionee nor any person to whom an Option is transferred under paragraph 6.4 shall be deemed to be the holder of, or to have any of the rights of a holder with respect to any shares subject to such Option unless and until such person has satisfied all requirements for exercise of the Option pursuant to its terms.

10.3	Employment Rights. Nothing in the Plan or any instrument executed pursuant thereto shall confer upon any Employee, Director, Consultant, Optionee, or other holder of Options any right to continue in the employ of the Company or any Affiliate (or to continue acting as a Director or Consultant) or shall affect the right of the Company or any Affiliate to terminate the employment or relationship as a Director or Consultant of any Employee, Director, Consultant, or Optionee with or without cause.

10.4	ISO Value Limit. To the extent that the aggregate Fair Market Value (determined at the time of grant) of stock with respect to which ISOs granted after 1998 are exercisable for the first time by any Optionee during any calendar year under all plans of the Company and its Affiliates exceeds $100,000, the Options or portions thereof which exceed such limit (according to the order in which they were granted) shall be treated as NSOs.

11.	ADJUSTMENTS UPON CHANGES IN STOCK AND CORPORATE TRANSACTIONS.

11.1	Stock Adjustments. If any change is made in the stock subject to the Plan, or subject to any Option (through merger, consolidation, reorganization, recapitalization, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or otherwise), the Plan and outstanding Options will be appropriately adjusted in the class(es) and maximum number of shares subject to the Plan and the class(es) and number of shares and price per share of stock subject to outstanding Options.

11.2

Corporate Transactions. In the event of: (a) a merger or consolidation in which the Company is not the surviving corporation; (b) a reverse merger in which the Company is the surviving corporation but the shares of the Company’s common stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash, or otherwise; (c) a strategic corporate event, such as a merger or acquisition, where the Company is technically the surviving entity, but where other elements of a change of control are present, i.e. change in management team or board composition; (d) a transaction which the Board determines in its sole discretion to constitute a change in control of the Company; or (e) any capital reorganization in which more than fifty percent (50%) of the shares of the Company entitled to vote are exchanged, then, the time during which Options outstanding under the Plan become vested shall be accelerated and all outstanding Options shall become immediately exercisable upon such event and such Options shall continue to be exercisable until the later of (i) twenty-four (24) months from the effective date of such event, or (ii) the time specified in the Option Agreement during which the Option is

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exercisable following an Optionee’s termination of service; provided, however, that in no event shall the Option be exercisable after the expiration of its term.

12.	AMENDMENT OF THE PLAN.

12.1	Amendments. The Board at any time, and from time to time, may amend the Plan. However, as provided in Section 11, no amendment shall be effective unless approved by the stockholders of the Company within twelve months before or after the adoption of the amendment, where the amendment will:

12.1.1	Increase the number of shares reserved for Options under the Plan;

12.1.2	Modify the requirements as to eligibility for participation in the Plan to the extent such modification requires stockholder approval in order for the Plan to satisfy the requirements of Sections 162(m) and 422 of the Code;

12.1.3	Modify the Plan in any other way if such modification requires stockholder approval in order for the Plan to satisfy the requirements of Section 422 of the Code or to comply with the requirements of Rule 16b-3 or Nasdaq or other applicable securities exchange listing requirements;

12.1.4	Decrease the minimum exercise price set forth in paragraph 6.2; or

12.1.5	Remove the limitation provided in Section 7.

12.2	Compliance. It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide under the provisions of the Code and the regulations promulgated thereunder relating to ISOs and/or to bring the Plan and/or ISOs granted under it into compliance therewith.

12.3	Consent. Rights and obligations under any Option granted before amendment of the Plan shall not be altered or impaired by any amendment of the Plan unless (a) the Company requests the consent of the person to whom the Option was granted and (b) such person consents in writing.

13.	TERMINATION OR SUSPENSION OF THE PLAN.

13.1	Termination. The Board may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate on midnight, May 31, 2008. No Options may be granted under the Plan while the Plan is suspended or after it is terminated.

13.2	Rights and Obligations. Any Options granted while the Plan is in effect shall not be altered or impaired by suspension or termination of the Plan, except with the consent of the holder of the Options.

14.	EFFECTIVE DATE OF PLAN. The Plan shall become effective as determined by the Board, but no Options granted under the Plan shall be exercisable unless and until the Plan has been approved by the stockholders of the Company.

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NPS PHARMACEUTICALS, INC.

1994 EMPLOYEE STOCK PURCHASE PLAN

(as Amended by the Board of Directors on June 2003)

1.	PURPOSE.

1.1	The purpose of the Employee Stock Purchase Plan (the “Plan”) is to provide a means by which employees of NPS Pharmaceuticals, Inc., a Delaware corporation (the “Company”), and its Affiliates, as defined in subparagraph 1.2, which are designated as provided in subparagraph 2.2, may be given an opportunity to purchase stock of the Company.

1.2	The word “Affiliate” as used in the Plan means any parent corporation or subsidiary corporation of the Company, as those terms are defined in Sections 424(e) and (f), respectively, of the Internal Revenue Code of 1986, as amended (the “Code”).

1.3	The Company, by means of the Plan, seeks to retain the services of its employees, to secure and retain the services of new employees, and to provide incentives for such persons to exert maximum efforts for the success of the Company.

1.4	The Company intends that the rights to purchase stock of the Company granted under the Plan be considered options issued under an “employee stock purchase plan” as that term is defined in Section 423(b) of the Code.

2.	ADMINISTRATION.

2.1	The Plan shall be administered by the Board of Directors (the “Board”) of the Company unless and until the Board delegates administration to a Committee, as provided in subparagraph 2.3. Whether or not the Board has delegated administration, the Board shall have the final power to determine all questions of policy and expediency that may arise in the administration of the Plan.

2.2	The Board shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

2.2.1	To determine when and how rights to purchase stock of the Company shall be granted and the provisions of each offering of such rights (which need not be identical).

2.2.2	To designate from time to time which Affiliates of the Company shall be eligible to participate in the Plan.

2.2.3	To construe and interpret the Plan and rights granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

2.2.4	To amend the Plan as provided in paragraph 13.

2.2.5	Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company.

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2.3	The Board may delegate administration of the Plan to a Committee composed of not fewer than two (2) members of the Board (the “Committee”). If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board, subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan.

3.	SHARES SUBJECT TO THE PLAN.

3.1	Subject to the provisions of paragraph 12 relating to adjustments upon changes in stock, the stock that may be sold pursuant to rights granted under the Plan shall not exceed in the aggregate three hundred thirty five thousand (335,000) shares of the Company’s common stock (the “Common Stock”). If any right granted under the Plan shall for any reason terminate without having been exercised, the Common Stock not purchased under such right shall again become available for the Plan.

3.2	The stock subject to the Plan may be unissued shares or reacquired shares, bought on the market or otherwise.

4.	GRANT OF RIGHTS; OFFERING.

The Board or the Committee may from time to time grant or provide for the grant of rights to purchase Common Stock of the Company under the Plan to eligible employees (an “Offering”) on a date or dates (the “Offering Date(s)”) selected by the Board or the Committee. Each Offering shall be in such form and shall contain such terms and conditions as the Board or the Committee shall deem appropriate. If an employee has more than one right outstanding under the Plan, unless he or she otherwise indicates in agreements or notices delivered hereunder: (a) each agreement or notice delivered by that employee will be deemed to apply to all of his or her rights under the Plan, and (b) a right with a lower exercise price (or an earlier-granted right, if two rights have identical exercise prices), will be exercised to the fullest possible extent before a right with a higher exercise price (or a later-granted right, if two rights have identical exercise prices) will be exercised. The provisions of separate Offerings need not be identical, but each Offering shall include (through incorporation of the provisions of this Plan by reference in the Offering or otherwise) the substance of the provisions contained in paragraphs 5 through 8, inclusive.

5.	ELIGIBILITY.

5.1	Rights may be granted only to employees of the Company or, as the Board or the Committee may designate as provided in subparagraph 2.2, to employees of any Affiliate of the Company. Except as provided in subparagraph 5.2, an employee of the Company or any Affiliate shall not be eligible to be granted rights under the Plan, unless, on the Offering Date, such employee has been in the employ of the Company or any Affiliate for such continuous period preceding such grant as the Board or the Committee may require, but in no event shall the required period of continuous employment be equal to or greater than two (2) years. In addition, unless otherwise determined by the Board or the Committee and set forth in the terms of the applicable Offering, no employee of the Company or any Affiliate shall be eligible to be granted rights under the Plan, unless, on the Offering Date, such employee’s customary employment with the Company or such Affiliate is at least twenty (20) hours per week and at least five (5) months per calendar year.

5.2

The Board or the Committee may provide that, each person who, during the course of an Offering, first becomes an eligible employee of the Company or designated Affiliate will, on a date or dates specified in the Offering which coincides with the day on which such person becomes an eligible employee or occurs thereafter, receive a right under that Offering, which right shall thereafter be deemed to

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be a part of that Offering. Such right shall have the same characteristics as any rights originally granted under that Offering, as described herein, except that:

5.2.1	the date on which such right is granted shall be the “Offering Date” of such right for all purposes, including determination of the purchase price of such right;

5.2.2	the Offering Period (as defined below) for such right shall begin on its Offering Date and end coincident with the end of such Offering; and

5.2.3	the Board or the Committee may provide that if such person first becomes an eligible employee within a specified period of time before the end of the Offering Period (as defined below) for such Offering, he or she will not receive any right under that Offering.

5.3	No employee shall be eligible for the grant of any rights under the Plan if, immediately after any such rights are granted, such employee owns stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or of any Affiliate. For purposes of this subparagraph 5.3, the rules of Section 424(d) of the Code shall apply in determining the stock ownership of any employee, and stock which such employee may purchase under all outstanding rights and options shall be treated as stock owned by such employee.

5.4	An eligible employee may be granted rights under the Plan only if such rights, together with any other rights granted under “employee stock purchase plans” of the Company and any Affiliates, as specified by Section 423(b)(8) of the Code, do not permit such employee’s rights to purchase stock of the Company or any Affiliate to accrue at a rate which exceeds twenty-five thousand dollars ($25,000) of fair market value of such stock (determined at the time such rights are granted) for each calendar year in which such rights are outstanding at any time.

5.5	Officers of the Company and any designated Affiliate shall be eligible to participate in Offerings under the Plan, provided, however, that the Board may provide in an Offering that certain employees who are highly compensated employees within the meaning of Section 423(b)(4)(D) of the Code shall not be eligible to participate.

6.	RIGHTS; PURCHASE PRICE.

6.1	On each Offering Date, each eligible employee, pursuant to an Offering made under the Plan, shall be granted the right to purchase up to the number of shares of Common Stock of the Company purchasable with a percentage designated by the Board or the Committee not exceeding fifteen percent (15%) of such employee’s Earnings (as defined in Section 7(a)) during the period which begins on the Offering Date (or such later date as the Board or the Committee determines for a particular Offering) and ends on the date stated in the Offering, which date shall be no more than twenty-seven (27) months after the Offering Date (the “Offering Period”). In connection with each Offering made under this Plan, the Board or the Committee shall specify a maximum number of shares which may be purchased by any employee as well as a maximum aggregate number of shares which may be purchased by all eligible employees pursuant to such Offering. In addition, in connection with each Offering which contains more than one Purchase Date and a corresponding Purchase Period (as defined in the Offering), the Board or the Committee may specify a maximum aggregate number of shares which may be purchased by all eligible employees on any given Purchase Date under the Offering. If the aggregate purchase of shares upon exercise of rights granted under the Offering would exceed any such maximum aggregate number, the Board or the Committee shall make a pro rata allocation of the shares available in as nearly a uniform manner as shall be practicable and as it shall deem to be equitable.

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6.2	The purchase price of stock acquired pursuant to rights granted under the Plan shall be not less than the lesser of:

6.2.1	an amount equal to eighty-five percent (85%) of the fair market value of the stock on the Offering Date; or

6.2.2	an amount equal to eighty-five percent (85%) of the fair market value of the stock on the Purchase Date.

6.3	In the event that the fair market value of the shares on a Purchase Date of an Offering Period is less than the fair market value of the shares on the Offering Date for such Offering Period, then every participant shall automatically (a) be withdrawn from such Purchase Period at the close of such Purchase Date (after the acquisition of shares for such Purchase Period), and (b) be re-enrolled on the first business day subsequent to such Purchase Date with such date now constituting the “Offering Date” for all purposes, including determination of the Purchase Price of such right.

7.	PARTICIPATION; WITHDRAWAL; TERMINATION.

7.1	An eligible employee may become a participant in an Offering by delivering a participation agreement to the Company within the time specified in the Offering, in such form as the Company provides. Each such agreement shall authorize payroll deductions of up to the maximum percentage specified by the Board or the Committee of such employee’s Earnings during the Offering Period. “Earnings” is defined as the total compensation paid to an employee, including all salary, wages (including amounts elected to be deferred by the employee, that would otherwise have been paid, under any cash or deferred arrangement established by the Company), overtime pay, commissions, bonuses, and other remuneration paid directly to the employee, but excluding profit sharing, the cost of employee benefits paid for by the Company, education or tuition reimbursements, imputed income arising under any Company group insurance or benefit program, traveling expenses, business and moving expense reimbursements, income received in connection with stock options, contributions made by the Company under any employee benefit plan, and similar items of compensation. The payroll deductions made for each participant shall be credited to an account for such participant under the Plan and shall be deposited with the general funds of the Company. A participant may reduce (including to zero), increase or begin such payroll deductions after the beginning of any Purchase Period only as provided for in the Offering. A participant may make additional payments into his or her account only if specifically provided for in the Offering and only if the participant has not had the maximum amount withheld during the Purchase Period.

7.2	At any time during an Offering Period a participant may terminate his or her payroll deductions under the Plan and withdraw from the Offering by delivering to the Company a notice of withdrawal in such form as the Company provides. Such withdrawal may be elected at any time prior to the end of the Offering Period except as provided by the Board or the Committee in the Offering. Upon such withdrawal from the Offering by a participant, the Company shall distribute to such participant all of his or her accumulated payroll deductions (reduced to the extent, if any, such deductions have been used to acquire stock for the participant) under the Offering, without interest, and such participant’s interest in that Offering shall be automatically terminated. A participant’s withdrawal from an Offering will have no effect upon such participant’s eligibility to participate in any other Offerings under the Plan but such participant will be required to deliver a new participation agreement in order to participate in subsequent Offerings under the Plan.

7.3	Rights granted pursuant to any Offering under the Plan shall terminate immediately upon cessation of any participating employee’s employment with the Company and any designated Affiliate, for any reason, and the Company shall distribute to such terminated employee all of his or her accumulated

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payroll	deductions (reduced to the extent, if any, such deductions have been used to acquire stock for the terminated employee), under the Offering, without interest.

7.4	Rights granted under the Plan shall not be transferable, and, except as provided in Section 14, shall be exercisable only by the person to whom such rights are granted.

8.	EXERCISE.

8.1	On each purchase date, as defined in the relevant Offering (a “Purchase Date”), each participant’s accumulated payroll deductions and other additional payments specifically provided for in the Offering (without any increase for interest) will be applied to the purchase of whole shares of stock of the Company, up to the maximum number of shares permitted pursuant to the terms of the Plan and the applicable Offering, at the purchase price specified in the Offering. No fractional shares shall be issued upon the exercise of rights granted under the Plan. The amount, if any, of accumulated payroll deductions remaining in each participant’s account after the purchase of shares which is less than the amount required to purchase one share of stock on the final Purchase Date of an Offering shall be held in each such participant’s account for the purchase of shares under the next Offering under the Plan, unless such participant withdraws from such next Offering, as provided in subparagraph 7.2, or is no longer eligible to be granted rights under the Plan, as provided in paragraph 5, in which case such amount shall be distributed to the participant after said final Purchase Date of the Offering, without interest. The amount, if any, of accumulated payroll deductions remaining in any participant’s account after the purchase of shares which is equal to the amount required to purchase whole shares of stock on the final Purchase Date of an Offering shall be distributed in full to the participant after such Purchase Date, without interest.

8.2	No rights granted under the Plan may be exercised to any extent unless the Plan (including rights granted thereunder) is covered by an effective registration statement pursuant to the Securities Act of 1933, as amended (the “Securities Act”). If on a Purchase Date of any Offering hereunder the Plan is not so registered, no rights granted under the Plan or any Offering shall be exercised on said Purchase Date and the Purchase Date shall be delayed until the Plan is subject to such an effective registration statement, except that the Purchase Date shall not be delayed more than two (2) months and the Purchase Date shall in no event be more than twenty-seven (27) months from the Offering Date. If on the Purchase Date of any Offering hereunder, as delayed to the maximum extent permissible, the Plan is not registered, no rights granted under the Plan or any Offering shall be exercised and all payroll deductions accumulated during the Offering Period (reduced to the extent, if any, such deductions have been used to acquire stock) shall be distributed to the participants, without interest.

9.	COVENANTS OF THE COMPANY.

9.1	During the terms of the rights granted under the Plan, the Company shall keep available at all times the number of shares of stock required to satisfy such rights.

9.2	The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to issue and sell shares of stock upon exercise of the rights granted under the Plan. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell stock upon exercise of such rights unless and until such authority is obtained.

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10.	USE OF PROCEEDS FROM STOCK.

Proceeds from the sale of stock pursuant to rights granted under the Plan shall constitute general funds of the Company.

11.	RIGHTS AS A STOCKHOLDER.

A participant shall not be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares subject to rights granted under the Plan unless and until the participant’s shareholdings acquired upon exercise of rights hereunder are recorded in the books of the Company.

12.	ADJUSTMENTS UPON CHANGES IN STOCK.

12.1	If any change is made in the stock subject to the Plan, or subject to any rights granted under the Plan (through merger, consolidation, reorganization, recapitalization, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or otherwise), the Plan and outstanding rights will be appropriately adjusted in the class(es) and maximum number of shares subject to the Plan and the class(es) and number of shares and price per share of stock subject to outstanding rights.

12.2	In the event of: (a) a dissolution or liquidation of the Company; (b) a merger or consolidation in which the Company is not the surviving corporation; (c) a reverse merger in which the Company is the surviving corporation but the shares of the Company’s Common Stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise; (d) a strategic corporate event, such as a merger or acquisition, where the Company is technically the surviving entity, but where other elements of a change of control are present, i.e. change in management team or board composition; (e) a transaction which the Board determines in its sole discretion to constitute a change in control of the Company; or (f) any other capital reorganization in which more than fifty percent (50%) of the shares of the Company entitled to vote are exchanged, then, as determined by the Board in its sole discretion (i) any surviving corporation may assume outstanding rights or substitute similar rights for those under the Plan, (ii) such rights may continue in full force and effect, or (iii) participants’ accumulated payroll deductions may be used to purchase Common Stock immediately prior to the transaction described above and the participants’ rights under the ongoing Offering terminated.

13.	AMENDMENT OF THE PLAN.

13.1	The Board at any time, and from time to time, may amend the Plan. However, except as provided in paragraph 12 relating to adjustments upon changes in stock, no amendment shall be effective unless approved by the stockholders of the Company within twelve (12) months before or after the adoption of the amendment, where the amendment will:

13.1.1	Increase the number of shares reserved for rights under the Plan;

13.1.2	Modify the provisions as to eligibility for participation in the Plan (to the extent such modification requires stockholder approval in order for the Plan to obtain employee stock purchase plan treatment under Section 423 of the Code or to comply with the requirements of Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (“Rule 16b-3”)); or

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13.1.3	Modify the Plan in any other way if such modification requires stockholder approval in order for the Plan to obtain employee stock purchase plan treatment under Section 423 of the Code or to comply with the requirements of Rule 16b-3.

It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide eligible employees with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to employee stock purchase plans and/or to bring the Plan and/or rights granted under it into compliance therewith.

13.2	Rights and obligations under any rights granted before amendment of the Plan shall not be altered or impaired by any amendment of the Plan, except with the consent of the person to whom such rights were granted or except as necessary to comply with any laws or governmental regulation.

14.	DESIGNATION OF BENEFICIARY.

14.1	A participant may file a written designation of a beneficiary who is to receive any shares and cash, if any, from the participant’s account under the Plan in the event of such participant’s death subsequent to the end of an Offering but prior to delivery to him of such shares and cash. In addition, a participant may file a written designation of a beneficiary who is to receive any cash from the participant’s account under the Plan in the event of such participant’s death during an Offering Period.

14.2	Such designation of beneficiary may be changed by the participant at any time by written notice. In the event of the death of a participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such participant’s death, the Company shall deliver such shares and/or cash to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Company, the Company, in its discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

15.	TERMINATION OR SUSPENSION OF THE PLAN.

15.1	The Board may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate on midnight, January 6, 2009. No rights may be granted under the Plan while the Plan is suspended or after it is terminated.

15.2	Rights and obligations under any rights granted while the Plan is in effect shall not be altered or impaired by suspension or termination of the Plan, except with the consent of the person to whom such rights were granted or except as necessary to comply with any laws or governmental regulation.

16.	EFFECTIVE DATE OF PLAN.

The Plan shall become effective as determined by the Board, but no rights granted under the Plan shall be exercised unless and until the Plan has been approved by the stockholders of the Company.

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NPS PHARMACEUTICALS, INC.

ANNUAL MEETING OF STOCKHOLDERS

AUGUST 21, 2003

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned constitutes and appoints Hunter Jackson and James U. Jensen (with full power to act alone), the attorneys and proxies of the undersigned, with power of substitution to each, to vote all shares of common stock of NPS Pharmaceuticals, Inc., registered in the name provided herein which the undersigned is entitled to vote, at the 2003 Annual Meeting of Stockholders or any adjournment or postponement thereof. This meeting will be held at the University Park Hotel located at 500 S. Wakara Way, Salt Lake City, Utah 84108 on August 21, 2003 at 3:00 p.m., local time. This Proxy is given in accordance with the following instructions, and carries discretionary authority related to any and all other matters that may come before the meeting and any adjournments thereof.

1.	To elect nine (9) members of the Board of Directors.
	❑ FOR all nominees listed below (except as indicated to the contrary below)		❑ WITHHOLD AUTHORITY to vote for all nominees listed below:
Santo J. Costa, John R. Evans, James G. Groninger, Hunter Jackson, Joseph Klein III, Donald E. Kuhla, Thomas N. Parks, Calvin Stiller and Peter G. Tombros
(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee’s name on the space provided below)
2.	To amend the Company’s Certificate of Incorporation to increase the authorized number of shares of common stock from 45,000,000 to 105,000,000 shares.
	❑ FOR	❑ AGAINST	❑ ABSTAIN

3.	To increase by 1,600,000 shares the aggregate number of shares of common stock for which options may be granted under the Company’s 1998 Stock Option Plan.
	❑ FOR	❑ AGAINST	❑ ABSTAIN

4.	To increase by 75,000 shares the aggregate number of shares of common stock for which options may be granted under the Company’s 1994 Employee Stock Purchase Plan and to extend the termination date of the plan to January 6, 2009.
	❑ FOR	❑ AGAINST	❑ ABSTAIN

5.	To ratify the selection of KPMG LLP as independent auditors of the Company for its fiscal year ending December 31, 2003.
	❑ FOR	❑ AGAINST	❑ ABSTAIN

This Proxy when properly executed will be voted as directed above. If no direction is made, this Proxy will be voted FOR the election of the nine (9) directors; FOR the increase in the authorized number of shares of common stock from 45,000,000 to 105,000,000 shares; FOR the increase by 1,600,000 shares in the Company’s 1998 Stock Option Plan; FOR the increase by 75,000 shares in the 1994 Non-Employee Directors’ Stock Option Plan and the extension of the termination date of that plan to January 6, 2009; and FOR the ratification of the board’s appointment of KPMG LLP as NPS’s independent auditors for the 2003 fiscal year.

Dated
Please sign here
Do you plan to attend the Annual Meeting? ❑ Yes ❑ No
Please date this Proxy and sign your name exactly as it appears hereon. Joint owners should each sign. When signing as an agent, attorney, administrator, executor, guardian, or trustee, please indicate your title as such. If executed by a corporation, the Proxy should be signed in the corporate name by a duly authorized officer who should indicate his title. Please date, sign, and mail this proxy card in the enclosed envelope.